EXHIBIT 10.7

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made this 13th day of October, 2011 (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

SAGE THERAPEUTICS, INC., a Delaware corporation with offices at 29 Newbury Street, Suite 301, Boston, Massachusetts 02116 (“Sage”).

1. Relationship and Purpose.

1.1 This Agreement grants research and development licenses to Sage pursuant to Section 7.1 below under certain patents and other intellectual property pertaining to CyDex’s proprietary Captisol® technology (i.e., Captisol, also known scientifically as [***] that is marketed with the use of the Captisol® trademark or a variation thereof) toward a drug product combining or formulating one or more of three neuroactive steroids ([***]) (each, a “Compound”), alone or as part of the Combination (as defined below), with Captisol for the field of use consisting of all therapeutic uses in humans that are available to be licensed without resulting in a breach of any agreement between CyDex and any Third Party that is listed on Exhibit D (each such agreement is a “[***]”) or is added to the definition of “[***]” by virtue of Section 13 below. Without limitation: for purposes of this definition, the licensing of a field or a use hereunder would be deemed to breach a [***] if the counterparty would have the right, upon its future exercise of an option under the [***], to require CyDex to engage in bona fide negotiations toward an outcome which has been precluded by the licensing of such field or use to Sage hereunder.

1.2 In connection with such license grant, this Agreement also provides to Sage two types of commercialization option: a single option, which refers to the option to take rights to develop and commercialize products that include a single Compound (each a “Single Option”) and a combination option, which refers to the option to take rights to develop and commercialize products that include a combination of [***] (such two Compounds, when used together, are the “Combination”, such option is a “Combination Option” and together with the Single Options, the “Options” and each an “Option”). If Sage properly exercises an Option as set forth below, Sage and CyDex shall enter into the applicable Commercial License Agreement(s) under such patents and other intellectual property for development and commercialization of a drug product combining or formulating one or more of the Compounds, or the Combination (as defined below), with Captisol for the applicable field of use, together with a supply agreement in the form attached hereto as Exhibit B (a “Supply Agreement”) under which CyDex would supply Captisol to Sage for such field of use. Attached hereto as Exhibit A-1 is the form of Commercial License Agreement that would be entered into by the parties if Sage exercises a Single Option. Attached hereto as Exhibit A-2 is the form of Commercial License Agreement that would be entered into by the parties

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if Sage exercises the Combination Option (such agreement is sometimes referred to herein as the “Combination Commercial License Agreement” and together with Exhibit A-1, the “Commercial License Agreements”).

2. Grant of Option; Mechanics. CyDex hereby grants Sage the Options to require CyDex to enter into a Commercial License Agreement and a corresponding Supply Agreement for each of the Compounds separately and for the Combination Option (as described above) as designated by Sage. The Option can only be exercised within [***] after the expiration of the Evaluation Period (as defined below) for the designated Compound(s), and only by Sage delivering to CyDex (a) a written notice of exercise of the Option, identifying the designated Compound(s) and (b) an option exercise fee, by cashier’s check or wire transfer for each Compound designated by Sage, which fee shall be equal to (i) $100,000 if the Option is exercised with respect to [***] or (ii) $200,000 if the Combination Option is exercised, provided that such amount shall be reduced to $100,000 if Sage has exercised a Single Option for [***] before exercising the Combination Option or (iii) $[***] if the Option is exercised with respect to [***]. In the event that Sage exercises the Combination Option, Sage shall also be permitted to exercise the Single Option with respect to [***], as Sage may designate (for avoidance of doubt, such exercise of the Single Option shall not be necessary for Sage to obtain a commercial license to a Compound for which Sage has, as of such time, previously exercised a Single Option), and Sage and CyDex shall enter into both a Combination Commercial License Agreement, for rights to the Combination, and a Commercial License Agreement(s), for rights to [***], as Sage may designate, and Sage will only be required to pay the amount described in the foregoing clause “Section 2.(b)(ii)” as the Combination Option exercise fee for both the Combination and for such Compound(s). For avoidance of doubt: Sage can exercise the Option multiple times (once each for each of the Compounds taken singly and once for the Combination); provided that each exercise must occur within [***] after the expiration of the Evaluation Period for the relevant designated Compound(s), meaning that the notice and payment described above must both be delivered to CyDex during such [***] period for the Option to be exercised; further for avoidance of doubt: each Option exercise requires a separate option exercise fee as described above (except as specifically provided for the rights for either [***] when obtained in connection with the exercise of the Combination Option). Sage shall be allowed a $[***] credit against amounts reasonably anticipated to become due under this Agreement if a formulation of [***] with Captisol [***], or, if such full amount is not exhausted through the application of such credit during the [***] beginning with the dosing of the first patient in such study, then Sage shall be entitled to a refund of such $[***], or such remaining amount thereof, as applicable.

3. Option Period. The “Evaluation Period” for each Compound and for the Combination ends on [***]; provided, CyDex hereby grants Sage an option (the “Option to Extend”) to extend such Evaluation Period for (i) each of [***] and the Combination, as designated by Sage, so that it ends [***] after such [***] and (ii) for [***], so that it ends on the [***].

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3.1 Exercise with respect to a Compound. The Option to Extend for a Compound can only be exercised before the expiration of the original Evaluation Period, and only by Sage delivering to CyDex both (a) a written notice of exercise of the Option to Extend, identifying the designated Compound, and (b) a $50,000 option extension fee, by cashier’s check or wire transfer prior to such expiration. For avoidance of doubt: the Option to Extend can be exercised once for each Compound, provided that each exercise must occur before the expiration of the original Evaluation Period. The Option to Extend cannot be exercised more than once for the same Compound. The option extension fee is $50,000 per Compound designated.

3.2 Exercise with respect to the Combination. Sage may extend the Evaluation Period for the Combination Option only by exercising the Option, or exercising the Option to Extend, for both [***] in accordance with the requirements of Section 3.1 (meaning that both the written notice of exercise and the payment of the indicated fee must be delivered to CyDex before the expiration of the applicable Evaluation Period), in which case, the Combination Option shall automatically extend until the first to expire of the extended Evaluation Periods for [***].

4. Fees Payable by Sage.

4.1 Sage shall within [***] after the Effective Date pay CyDex a $200,000 license issue fee, by cashier’s check or wire transfer.

4.2 Sage shall pay CyDex a $200,000 evaluation completion fee, by cashier’s check or wire transfer, which amount shall be payable in two installments of $100,000, the first such installment shall become due and payable within [***] after the Effective Date and the second such installment shall become due and payable within [***] after Research Completion occurs. “Research Completion” means the earlier of (a) a failure by Sage to cooperate with CyDex’s performance under the CyDex Research Program or to use Commercially Reasonable Efforts to conduct pre-clinical studies and to evaluate the Captisol technology for formulation with [***] for their respective specified fields of use, which failure remains uncured for [***] after written notice from CyDex or (b) CyDex’s delivery of the final summaries of both of the respective arms of the CyDex Research Program. For purposes of this Section 4.2, one half of each of the above payments (i.e., $50,000 of each of the above $100,000 payments) shall be attributable to the [***] arm of the CyDex Research Program and the other half of each of the above payments shall be attributable to the [***] arm of the CyDex Research Program. That portion of the second installment of such fee that is attributable to a specific arm of the CyDex Research Program shall not be payable if (i) CyDex does not complete the Payment Milestone (as such term is defined in the Statements of Work of the respective arms of the CyDex Research Program) of such arm of the CyDex Research Program in accordance with the terms of this Agreement on or before the [***] of the Effective Date for any reason other than (A) Sage’s failure to cooperate with CyDex’s performance of such arm of the CyDex Research Program or (B) Sage’s failure to use

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Commercially Reasonable Efforts to conduct pre-clinical studies and to evaluate the Captisol technology for formulation with the Compound to which such arm of the CyDex Research Program relates or (ii) Sage terminates this Agreement due to an uncured breach by CyDex prior to completion of the Payment Milestone of such arm of the CyDex Research Program. In addition, if Sage terminates this Agreement due to an uncured breach by CyDex prior to completion of the Payment Milestone for either or both arms of the CyDex Research Program, then the portion of the initial installment of the evaluation fee that is attributable to such arm (or arms) of the CyDex Research Program shall be promptly refunded by CyDex to Sage.

5. Research Program. During the Evaluation Period, Sage shall use Commercially Reasonable Efforts to conduct pre-clinical studies and to evaluate the Captisol technology for formulation with the Compounds for their respective specified fields of use, which efforts shall include but shall not be limited to a research program with two of the Compounds to be performed by CyDex as outlined on Exhibit C attached hereto (the “CyDex Research Program”). CyDex undertakes to complete the CyDex Research Program in accordance with the requirements set forth herein (including without limitation, Exhibit C) and applicable law. To the extent that CyDex is unable to perform the CyDex Research Program in accordance with the schedule included in Exhibit C through no fault of Sage, in addition to any other remedies that may be available to Sage, Sage may, by written notice to CyDex, extend the end date for the Evaluation Period by the number of days of any such delay. CyDex does not warrant that Sage’s pre-clinical studies and evaluation and/or the CyDex Research Program will produce any particular results or any favorable results. Sage shall, at Sage’s own expense and risk, timely procure and deliver to CyDex all supplies and materials required for the CyDex Research Program, except for such supplies and materials as are expressly contemplated by such Exhibit C to be provided by CyDex. In addition to performing the CyDex Research Program, as specified in such Exhibit C, CyDex shall also provide any additional support in the form of consulting services and/or provision of additional [***] supplies of Captisol, as may be reasonably requested by Sage from time to time during the Evaluation Period. Services for the CyDex Research Program and the Captisol used within the CyDex Research Program require no payment beyond the fees identified in Section 4 above. It is understood that the [***] Captisol is not suitable for use in humans, but shall meet CyDex’s specifications for research grade Captisol. Sage shall pay CyDex for any such additional support at the rate of $[***] per man-hour for consulting services (plus travel and other out-of-pocket costs) and $[***] per [***] of [***] Captisol. Sage may purchase additional quantities of Captisol pursuant to a research materials supply agreement to be entered into by the parties, which agreement shall include terms that are generally consistent with Sections 2-7 of the form of Supply Agreement attached as Exhibit B to this Agreement (except that the forecasts referred to therein shall not be required or provided), with applicable changes to reflect the $[***] per kilogram price and the [***] quality of the Captisol. In addition to the foregoing, CyDex agrees to make clinical grade, [***] quality Captisol available (whether directly or through Sage) to [***] (or their designee) solely for use in the clinical trial referenced in Section 2, on reasonable terms, if so requested by Sage.

6. Intellectual Property. Sage shall own all rights, title and interests (including patent rights, copyright rights, trade secret rights and other intellectual property and proprietary rights) in and to the results from its pre-clinical studies and evaluation of the Captisol technology for formulation with the Compounds (alone or in combinations), including without limitation from the CyDex Research Program. Sage shall furnish to CyDex a copy of all data, results, findings, and other information derived from such pre-clinical studies and evaluation of the Captisol technology for

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formulation with the Compounds (alone or in combinations), including without limitation from the CyDex Research Program (including without limitation with respect to formulation of Captisol with the Compounds, alone and in combinations), both before and after Research Completion and regardless whether Sage exercises the Option and/or the Option to Extend. CyDex may, in its discretion, provide to Sage other data, results, findings, and other information that CyDex thinks may be relevant to Sage in determining whether to exercise the Option; provided that CyDex shall not be required to take steps to generate any such additional data, results, findings, and other information and CyDex shall not disclose any such additional data, results, findings, and other information in breach of any contractual obligations to any third party. Sage hereby grants CyDex the right to report any such data, results, findings, and other information to any regulatory authorities as required by applicable law including any pharmaco-vigilance regulations.

7. Grant of Rights.

7.1 License Grants from CyDex to Sage.

(a) Licensed Patents. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Sage an exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license for the duration of the Evaluation Period under the Licensed Patents, solely for research and development of drug products combining or formulating one or more of the Compounds, alone or as part of the Combination, with Captisol for the field of use consisting of all therapeutic uses in humans that are available to be licensed without resulting in a breach of any [***], as contemplated herein.

(b) Know-How License. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Sage a non-exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license for the duration of the Evaluation Period under CyDex’s rights in and to the Captisol Data Package, solely for research and development of drug products combining or formulating one or more of the Compounds, alone or as part of the Combination, with Captisol for the field of use consisting of all therapeutic uses in humans that are available to be licensed without resulting in a breach of any [***], as contemplated herein.

(c) Clarification. Without limitation: for purposes of this Section 7.1, the licensing of a field or a use hereunder would be deemed to breach a [***] if the counterparty would have the right, upon its future exercise of an option under the [***], to require CyDex to engage in bona fide negotiations toward an outcome which has been precluded by the licensing of such field or use to Sage hereunder.

(d) Scope of Licenses. CyDex grants no licenses or rights to use other than as expressly set forth herein. CyDex grants no rights to Sage to manufacture, import, sell or offer for sale bulk Captisol. Sage acknowledges that, except as expressly set forth herein, no rights

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of CyDex related to Captisol are included within the rights licensed hereunder. Sage shall not attempt to reverse engineer, deconstruct or in any way determine the structure or composition of Captisol. Sage acknowledges and agrees that (i) CyDex shall not be required to obtain or maintain patent rights for the Licensed Patents, and (ii) CyDex shall not be restricted in making sales of Captisol or, except as provided herein for the Compounds during the Evaluation Period, licensing rights to other parties.

(e) Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by CyDex to Sage are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that Sage, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

7.2 Negative Covenants; Restrictions.

(a) During the Evaluation Period, Sage and its Affiliates shall not make any regulatory submissions or communications regarding or containing Captisol data alone (and not in conjunction with any product formulation) or commence any Study. Sage shall have no rights under any intellectual property owned by CyDex to pursue any commercial Captisol/Compound product unless it exercises the applicable Option and enters into an applicable Commercial License Agreement with CyDex and proceeds under such applicable Commercial License Agreement.

(b) During the Evaluation Period, CyDex and its Affiliates shall not grant any rights to any Third Party that conflict with the exclusive rights granted herein to Sage or that conflict with or otherwise impair Sage’s ability to conduct the activities described herein, to exercise the Option as described above and to obtain and exercise the licenses to be granted upon the proper exercise of the Option, [***]; provided, that, if CyDex negotiates toward and/or enters into a [***]; provided further that CyDex shall provide notice to Sage of the terms and conditions included in any such [***] prior to executing same. Without limiting the generality of the foregoing, in the event that CyDex or any of its Affiliates become aware that a Third Party is [***] conducting research or development activities on any of the Compounds with Captisol, then CyDex shall take all reasonable measures to cease the supply of Captisol to such Third Party and to any other Third Party that is determined to be supplying Captisol to such Third Party. Sage hereby acknowledges that CyDex’s performance of its obligations [***], and the exercise by a Third Party of its rights under [***], are hereby deemed not to be a breach by CyDex’s or any of its Affiliates of this Section 7.2(b).

8. Confidentiality.

8.1 Definition. Sage and CyDex each recognizes that, during the Evaluation Period or in connection therewith, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The

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disclosure and use of Confidential Information will be governed by the provisions of this Section 8. Neither Sage nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and which is obviously Confidential Information, or which is designated in writing by the Disclosing Party as “Confidential” (or equivalent), or which when disclosed orally is declared to be confidential by the Disclosing Party and confirmed in a writing delivered to the Receiving Party within [***] of such disclosure, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package, and Sage’s Confidential Information includes Sage Patents and Sage Know-How.

8.2 Obligation. CyDex and Sage agree that they will disclose Confidential Information received from the other to its (or its respective parent’s) own officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent, and any such disclosure to a Third Party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 8. The party which disclosed Confidential Information of the other to any Third Party shall be responsible and liable for any disclosure or use by such Third Party (or its disclosees) which would have violated this Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Upon expiration or any termination of the Evaluation Period, if so requested by the other party a party shall promptly return all relevant records and materials in its possession or control containing or embodying the other party’s Confidential Information (including all copies and extracts of documents); provided, however, that each party may retain one archival copy (and such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems) of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

8.3 Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by appropriate documentation:

(i) at the time of disclosure is in the public domain;

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(ii) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party or its disclosees;

(iii) is independently developed by Receiving Party personnel with no reference or access to the Confidential Information; or

(iv) is made available to the Receiving Party by an independent third party without obligation of confidentiality, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder.

In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the Securities and Exchange Commission, or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued. If permitted by an in-force Commercial License Agreement, Sage may further disclose CyDex’s Confidential Information to extent that such disclosure is inherently necessary to develop, file for Regulatory Approval (as defined in such Commercial License Agreement), or commercialize a Licensed Product (as defined in such Commercial License Agreement), or to seek, prosecute and maintain intellectual property protection for a Licensed Product.

8.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.

8.5 Third Party Information. The parties acknowledge that the defined term “Confidential Information” shall include not only a disclosing party’s own Confidential Information but also Confidential Information of a Third Party which is in the possession of a disclosing party.

Sage acknowledges that CyDex’s Confidential Information includes information developed by [***] that is confidential to both CyDex and [***]. In so far as Confidential Information of [***] is disclosed, [***] is a third-party beneficiary of this Section 8 of this Agreement and may enforce it or seek remedies pursuant to it in accordance with its terms.

Sage agrees not to disclose to CyDex any Confidential Information of a Third Party which is in the possession of Sage, unless CyDex has given an express prior written consent (which specifies

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the owner of such Confidential Information) to receive such particular Confidential Information. If CyDex refuses to provide such consent, then any obligation of Sage to provide such information to CyDex under this Agreement shall be deemed to be waived by CyDex.

8.6 Public Announcements. The parties will mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable Law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other party. Before any such public announcement, the party wishing to make the announcement will submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon.

9. Representations and Warranties.

9.1 Mutual Representation and Warranties. Each party represents and warrants to the other (as of the Effective Date) as follows, subject to Section 13 hereof:

(i) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;

(ii) it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(iii) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(iv) the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;

(v) all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;

(vi) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents; and

(vii) it has not entered into any agreement with any third party that is in conflict with the rights granted to the other party pursuant to this Agreement.

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9.2 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 9 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, CAPTISOL, THE LICENSED PATENTS OR THE CAPTISOL DATA PACKAGE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

10. Indemnification.

10.1 By CyDex. CyDex shall defend, indemnify and hold Sage and its Affiliates and Sublicensees, and each of their respective directors, officers, agents and employees (collectively “Sage Indemnitees”), harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by any Sage Indemnitees as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) any defect in the supplies or materials provided by CyDex to Sage for use in the CyDex Research Program; (b) infringement of any person’s intellectual property rights relating to Captisol, (c) the negligence or misconduct of CyDex or any CyDex Indemnitees; (d) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 9.1 or (e) any Claim asserted by a Third Party that is a party to a [***] that is based, in whole or in part, on an alleged breach or impairment of its rights under a [***] (whether such action is styled as a contract claim, tort or other basis).

10.2 By Sage. Sage shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers, agents and employees (collectively “CyDex Indemnitees”), harmless from and against any and all Losses incurred by any CyDex Indemnitees as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) any defect in the supplies or materials provided by Sage to CyDex for use in the CyDex Research Program; (b) infringement of any person’s intellectual property rights in connection with the subject matter of this Agreement (other than intellectual property rights in Captisol); (c) the negligence or misconduct of Sage or any Sage Indemnitees; or (d) Sage’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 9.1.

10.3 Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnifying Party.

10.4 Procedure.

(a) The person intending to claim indemnification under this Section 10 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification, and a

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reasonable explanation of the basis for the Claim and the amount of alleged Losses to the extent of the facts then known by the Indemnified Party. (Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency.) The Indemnifying Party shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that if the Indemnifying Party assumes the defense, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the sole cost and expense of the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them. And provided further that, if the Indemnifying Party shall fail to assume the defense of and reasonably defend such Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party.

(b) The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.

(c) Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim.

11. Limitation of Liability.

EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM ANY RESEARCH OR DEVELOPMENT INVOLVING CAPTISOL OR FROM USE (PURSUANT TO OR IN CONNECTION WITH THE RIGHTS GRANTED UNDER THIS AGREEMENT) OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO THE INDEMNIFICATION SPECIFICALLY PROVIDED IN SECTION 10

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ABOVE, [***]. PROVIDED, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT CYDEX’S RIGHT TO TAKE ACTION TO ENFORCE THIS LICENSE AGREEMENT TO COLLECT AMOUNTS THAT ARE PROPERLY DUE AND OWING UNDER ARTICLE 4. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN [***] AFTER SUCH PARTY HAS KNOWLEDGE OF THE LEGAL AND FACTUAL BASIS FOR SUCH CAUSE OF ACTION OR AFTER EXPIRATION OF THE APPLICABLE STATUTORY LIMITATIONS PERIOD, WHICHEVER IS SOONER. FOR AVOIDANCE OF DOUBT, THE PARTIES’ RESPECTIVE RIGHTS AND OBLIGATIONS WITH RESPECT TO ANY LIABILITY THAT MAY ACCRUE UNDER ANY COMMERCIAL LICENSE AGREEMENT OR SUPPLY AGREEMENT OR IN CONNECTION WITH ACTIVITIES CONDUCTED PURSUANT TO OR CONTEMPLATED BY THOSE AGREEMENTS SHALL BE DETERMINED PURSUANT TO THOSE AGREEMENTS AND NOT BY THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

12. Management of Licensed Patents.

12.1 Prosecution and Maintenance.

(a) CyDex Patents. CyDex owns all right, title and interest in and to, or in-licenses with a right to sublicense, the Captisol Patents set forth on Exhibit A to the form of Commercial License Agreement attached hereto as Exhibit A-1. CyDex shall maintain or abandon, at [***] and using reasonable discretion, the Captisol Patents set forth on Exhibit A to the form of Commercial License Agreement attached hereto as Exhibit A-1. CyDex shall have the sole right to control the prosecution and maintenance of patent applications and the selection of countries where patent applications are filed related to the Captisol Patents.

(b) Licensed Product Patents. Sage shall maintain, at its sole cost and expense and using reasonable discretion, any Licensed Product Patents set forth on Exhibit B to the form of Commercial License Agreement attached hereto as Exhibit A-1. Sage shall have the sole right to control the prosecution and maintenance of patent applications and the selection of countries where patent applications are filed related to such Licensed Product Patents.

(c) Sage Patents and Sage Know-How. Sage shall be the sole and exclusive owner of Sage Patents and Sage Know-How. Sage, at its own cost and expense, shall be solely responsible for prosecuting and maintaining Sage Patents.

13. [***]. CyDex shall not agree to any [***] of the rights granted under any [***], prior to the expiration, termination or exercise of the Option, without the express prior written consent of Sage; provided, that, if CyDex enters into a [***] as expressly contemplated by [***] (for example, [***]), such [***] shall not be deemed to constitute [***], from and after the date of execution and delivery, constitute a [***]; provided further that CyDex shall provide notice to Sage of the terms and conditions included in any such [***] prior to executing same. [***], then CyDex shall so notify Sage and CyDex’s obligation to enter into a Commercial License Agreement as it relates to [***], as applicable, shall terminate, unless Sage is willing to accept modifications to the contemplated Commercial License Agreement [***], in which case, [***], as applicable, shall continue in full force and effect.

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To avoidance of doubt: NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, all rights granted to Sage hereunder and all representations, warranties, covenants and obligations of CyDex hereunder are expressly understood and agreed to be subject to [***].

14. General Provisions.

14.1 Non-Solicitation. During the Evaluation Period and for a period of [***] thereafter, neither party shall solicit any employee of the other party to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.

14.2 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other.

14.3 Compliance with Law. Each of the parties shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing product quality and safety and patent, copyright and trade secret protection.

14.4 Arbitration.

(a) Procedure. Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in Boston, Massachusetts. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Sage. If CyDex and Sage cannot agree on a single arbitrator within [***] after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Sage shall appoint an arbitrator, the two arbitrators shall appoint a third arbitrator, and the three arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within [***] after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.4(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

(b) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

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(c) Interim Equitable Relief. Notwithstanding Section 14.4(a), but subject to the limitations set forth in Article 11, each party shall not be precluded from seeking equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests.

(d) Binding Effect. The provisions of this Section 14.4 shall survive any termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

14.5 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear [***].

14.6 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order or national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue and the time for performance shall be extended for a number of days equal to the duration of the force majeure.

14.7 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 14.7. Unless otherwise provided, all notices shall be sent:

If to CyDex, to:	CyDex Pharmaceuticals, Inc.
10513 W. 84th Terrace
Lenexa, KS 66214
Attention: President
Fax: (913) 685-8856

With a copy to:	General Counsel
Ligand Pharmaceuticals Incorporated

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11085 North Torrey Pines Road
Suite 300
La Jolla, CA 92037
Fax: 858-550-7272

If to Sage, to:
Sage Therapeutics, Inc. [***]
29 Newbury Street, Suite 301
Boston, Massachusetts 02116
Attention: President
Fax: 617 859-2891

With a copy to:	Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention: Christopher Denn
Fax: 617-523-1231

If sent by facsimile transmission [***] shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, the [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.

14.8 Use of Name; Publicity. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law or the rules of NASDAQ. The parties agree that a party may disclose this Agreement’s existence and terms, and material developments or material information generated under this Agreement, in (i) securities filings with the Securities and Exchange Commission (or equivalent foreign agency) to the extent required by law, or (ii) under conditions of confidentiality/nonuse in connection with investment and similar corporate transactions. Notwithstanding the above, once a public announcement has been made, either party shall be free to disclose to third parties any information contained in said public announcement. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text before such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

14.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without giving effect to any conflicts of law principles that require the application of the law of a different state).

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14.10 Entire Agreement; Amendment. The License Agreement and all Exhibits attached hereto contain the entire agreement of the parties relating to the subject matter hereof and thereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex (and/or any of its Affiliates) and Sage (and/or any of its Affiliates) relating to the subject matter hereof and thereof; provided, that any confidentiality/nonuse provisions of any prior agreement are not superseded and will remain in effect in addition to the confidentiality/nonuse provisions hereof. This Agreement can not be amended except by way of an express writing signed by both parties.

14.11 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to, CyDex and Sage and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

14.12 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

14.13 Severability. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).

14.14 Assignment. Sage may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of CyDex, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sage may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without CyDex’s prior written consent. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement. Any assignment by Sage not in accordance with this Section 14.14 shall be void. CyDex has the right to assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party, without any requirement for consent of Sage provided that CyDex also assigns all of its right, title and interest in all assets, including without limitation, intellectual property rights, pertaining to its Captisol business to the same third party contemporaneous with the assignment of this Agreement.

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14.15 Third Party Beneficiaries. Except for the rights of Indemnified Parties pursuant to Section 10 hereof, and subject to Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Sage or such Indemnified Party, and not Sublicensees.

14.16 Remedies Cumulative. Subject to the limitation set forth in Article 11 and Section 14.4, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity.

14.17 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.18 Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

14.19 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

15. Miscellaneous.

15.1 Certain Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the form of Commercial License Agreement attached hereto as Exhibit A-1, including “Affiliate”, “Bankruptcy Code”, “Captisol Data Package”, “Commercially Reasonable Efforts”, “Law”, “Licensed Patents”, “Licensed Product Patents”, “Sage Know-How”, “Sage Patents”, “Study”, “Sublicensees” and “Third Party”.

15.2 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the expiration or any termination of this Agreement shall survive the expiration or any termination of this Agreement. And, such expiration or any termination shall not relieve either party from obligations that are expressly indicated to survive expiration or any termination of this Agreement. Sections 2 (Grant of Option; Mechanics) as it relates to a potential refund of certain amounts to Sage, 4 (Fees Payable by Sage), 6 (Intellectual Property), 8 (Confidentiality), 9.2 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 13 ([***]), and 14 (General Provisions) shall survive expiration or any termination of this License Agreement.

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IN WITNESS WHEREOF, the parties have executed this License Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Charles Berkman

Name:	Charles Berkman

Title:	Vice President

SAGE THERAPEUTICS, INC.

By:	/s/ Kevin Starr

Name:	Kevin Starr

Title:	CEO

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EXHIBIT A-1

FORM OF COMMERCIAL LICENSE AGREEMENT

(attached)

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Exhibit A-1

COMMERCIAL LICENSE AGREEMENT

THIS COMMERCIAL LICENSE AGREEMENT (this “Agreement”) is made this      day of                     , 201   (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

SAGE THERAPEUTICS INC., a Delaware corporation with offices at 29 Newbury Street, Suite 301, Boston, Massachusetts 02116 (“Sage”).

RECITALS

WHEREAS, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs;

WHEREAS, CyDex is the exclusive supplier of Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;

WHEREAS, Sage has developed or obtained certain rights related to the Compound (defined below);

WHEREAS, Sage desires to obtain a license to use Captisol together with the Compound for the development and commercialization of the Licensed Product (defined below) and CyDex is willing to grant such license to Sage under the terms and conditions set forth herein; and

WHEREAS, CyDex desires to sell Captisol to Sage or its Contract Manufacturers (defined below), and Sage desires to obtain supplies of Captisol from CyDex, for use in development of and in the Licensed Product, in accordance with the terms and conditions of that certain Supply Agreement between the parties of even date herewith (the “Supply Agreement”);

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, the following terms whether used in singular or plural form shall have the meanings as defined below:

“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of [***]17 of the voting securities or other ownership interest of the relevant entity.

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“Bankruptcy Code” means title 11 of the United States Code.

“Captisol” means Captisol, also known scientifically as [***] that is marketed with the use of the Captisol® trademark or a variation thereof.

“Captisol Data Package” means (a) all toxicology/safety and other relevant scientific data owned, licensed or developed by CyDex and its Affiliates relating to Captisol; and (b) all toxicology/safety and other relevant scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other third parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other third parties), in each case relating to Captisol alone (and not in conjunction with a product formulation).

[***]

“Captisol Patents” means all patents and patent applications in the Territory which pertain to Captisol, other than the Licensed Product Patents, and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. For avoidance of doubt, all intellectual property pertaining to the Licensed Product generated by Sage or its Affiliates or their Sublicensees during the Term of this Agreement shall be solely owned by Sage and shall not be part of the Captisol Patents. The Captisol Patents include the patents and patent applications set forth on Exhibit A attached hereto. Such Exhibit A may be updated by CyDex from time to time during the Term.

“Claim” has the meaning specified in Section 10.1.

“Clinical Grade Captisol” means [***].

“Combination Product” means a product comprised of a combination of [***] together with Captisol. [Note to draft: This definition will be included in the [***] licenses.]

“Combination Commercial License” means a commercial license agreement entered into by and between the Parties hereto pursuant to which CyDex grants to Sage a license to commercialize a Combination Product. [Note to draft: This definition will be included in the [***] licenses.]

“Commercial Grade Captisol” means [***].

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“Commercial Launch Date” means the first commercial sale by Sage, its Affiliates or Sublicensees of the Licensed Product to a Third Party. For avoidance of doubt, any transfer of the Licensed Product to a Third Party for preclinical, clinical or regulatory purposes shall not be deemed as commercial launch.

“Commercially Reasonable Efforts” means those efforts consistent with the exercise of prudent scientific and business judgment as applied by a party to the development and commercialization of its own pharmaceutical products at a similar stage of development and with similar market potential.

“Compound” means that certain neuroactive steroid known as [***].

“Confidential Information” has the meaning specified in Section 8.1.

“Contract Manufacturer” has the meaning specified in Section 2.4.

“Cover” (including variations thereof such as “Covered,” “Coverage,” or “Covering”) means that the manufacture, use, importation or sale of the Licensed Product which such term is being applied would infringe a Valid Claim of a patent in the absence of a grant of rights under such patent. The determination of whether an item or process is Covered by a Valid Claim shall be made on a country–by-country basis.

“Disclosing Party” has the meaning specified in Section 8.1 hereof.

“DMF” means a Drug Master File for Captisol, as filed as of the Effective Date, or as hereafter updated from time to time during the Term, by CyDex with the FDA.

“FDA” means the United States Food and Drug Administration, or any successor thereto.

“Field” means all therapeutic uses in humans that are available to be licensed without breaching a [***], to require CyDex to engage in bona fide negotiations toward an outcome which has been precluded by the licensing of such field or use to Sage hereunder.

“Indemnified Party” has the meaning specified in Section 10.4.

“Indemnifying Party” has the meaning specified in Section 10.4.

“License Agreement” means the License Agreement dated October 13, 2011 between CyDex and Sage.

“Licensed Patents” means, collectively, the Captisol Patents and the Licensed Product Patents.

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“Licensed Product” means a pharmaceutical composition in and for the [***]. For clarity, the Licensed Product shall not include any product the composition of which includes the Compound and any other active pharmaceutical ingredient.

“Licensed Product Patents” means all patents and patent applications in the Territory which Cover the use of Captisol with the Compound, other than the Captisol Patents, and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. Licensed Product Patents further include all other patents and patent applications, other than the Captisol Patents, which are owned or licensed by CyDex on the Effective Date or at any time during the Term of this Agreement, and which are necessary to develop, manufacture, and commercialize the Licensed Product or which are necessary for Sage to exercise its license under this Agreement. Set forth in Exhibit B attached hereto is a list of the Licensed Products Patents as of the Effective Date. Such Exhibit B may be updated by CyDex from time to time during the Term.

“Losses” has the meaning set forth in Section 10.1.

“Marketing Approval” means final approval of an NDA by the FDA for the United States, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process or mutual recognition).

“NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.

[***].

“Non-breaching Party” has the meaning specified in Section 13.2.

“Notified Party” has the meaning specified in Section 13.2.

[***].

[***].

“Receiving Party” has the meaning specified in Section 8.1.

“Regulatory Approval” means, with respect to the Licensed Product in any country or jurisdiction, all approvals (including, where required, pricing and reimbursement approvals and the applicable Marketing Approval), registrations, licenses or authorizations from the relevant regulatory authority in a country or jurisdiction that is specific to the Licensed Product and necessary to market and sell such Licensed Product in such country or jurisdiction.

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“Sage Know-How” means information or data owned, licensed or generated by Sage and its Affiliates, before and during the Term of this Agreement. For clarity, Sage Know-How shall not include information within the Captisol Data Package; nor does Sage Know-How include any other information or data to which CyDex has obtained rights before the term of this Agreement, to the extent of such rights.

“Sage Patents” means all patents and patent applications owned now, licensed or developed during the Term of this Agreement by Sage and its Affiliates, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. For clarity, Sage Patents shall not include Licensed Patents under this Agreement.

“Specifications” means the specifications for Captisol set forth in Exhibit C hereto, as such may be amended from time to time.

“Study” has the meaning specified in Section 6.3.

“Sublicensees” has the meaning specified in Section 2.3.

“Term” has the meaning specified in Section 13.1.

“Territory” means the entire world.

“Third Party” means any person or entity or authority other than CyDex or Sage or an Affiliate of either of them.

“Valid Claim” means a claim in any unexpired, issued patent which has not been irrevocably abandoned or held to be invalid or unenforceable by a non-appealed or unappealable decision of a court or other authority of competent jurisdiction, which is not admitted to be invalid through disclaimer or dedication to the public, and which Covers the Licensed Product.

2.	GRANT OF RIGHTS.

2.1 License Grants from CyDex to Sage.

(a) Licensed Patents. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Sage an exclusive, nontransferable (except as provided in Section 14.14) license during the Term under the Licensed Patents, solely to research, develop, make, have made, import, use, offer for sale and sell the Licensed Product in the Territory in and for the Field. Notwithstanding the foregoing, to the extent that any Licensed Patents are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Sage in the foregoing sentence shall be exclusive as to CyDex but non-exclusive as to such Third Party and other persons whose rights derive from such Third Party. Sage may not sublicense the Licensed Patents, except as expressly set forth in Section 2.3 and Section 2.4 below.

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(b) Know-How License. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Sage an exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license during the Term under CyDex’s rights in and to the Captisol Data Package, solely to research, develop, make, have made, import, use, offer for sale and sell the Licensed Product in the Territory in and for the Field. Notwithstanding the foregoing, to the extent that any contents of the Captisol Data Package are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Sage in the foregoing sentence shall be exclusive as to CyDex but non-exclusive as to such Third Party and other persons whose rights derive from such Third Party. Sage may not sublicense its rights to the Captisol Data Package, except as expressly set forth in Section 2.3 and Section 2.4 below.

(c) Scope of Licenses. CyDex grants no licenses or rights to use other than as expressly set forth herein. Unless otherwise provided in this Agreement, CyDex grants no rights to Sage to manufacture, import, sell or offer for sale bulk Captisol. Sage acknowledges that not all rights of CyDex related to the manufacture of Captisol are included within the rights licensed hereunder, given that CyDex shall supply Sage’s requirements of Captisol for the Licensed Product. Sage shall not attempt to reverse engineer, deconstruct or in any way determine the structure or composition of Captisol except as and to the extent reasonably required to determine an optimal formulation of the Licensed Product, and such structure and composition (as and if so determined) shall be considered Confidential Information of CyDex. Sage acknowledges and agrees that (i) CyDex shall not be required to obtain or maintain patent rights for the Licensed Patents, (ii) except as expressly provided herein, CyDex shall not be restricted in making sales of Captisol or licensing rights to other parties, and (iii) CyDex does not warrant or indemnify Licensee or its Affiliates and Sublicensees against the Licensed Product infringing third party rights.

(d) Non-Suit. During the term of this Agreement, neither CyDex nor any of its Affiliates shall sue or threaten to sue, or take any similar action against, or aid, abet or enable any third party to sue, threaten to sue or take any similar action against, Sage, or any Sublicensees, or any of their respective Affiliates, or any customers or end-users of any Licensed Products, claiming that the manufacture, use, sale, offer for sale or importation of any Licensed Product infringes any patents or patent applications owned, licensed, sublicensed or otherwise controlled by, now or in the future, CyDex or any of its Affiliates.

(e) Negative Covenant. During the term of this Agreement, CyDex and its Affiliates shall not grant any rights to any Third Party that conflict with the exclusive rights granted herein to Sage or that conflict with or otherwise impair Sage’s ability to conduct the activities described herein; provided, that, if CyDex negotiates toward and/or enters into a [***]; provided further that CyDex shall provide notice to Sage of the terms and conditions included in any such [***] prior to executing same. Without limiting the generality of the foregoing, in the event that CyDex or any of its Affiliates become aware that a Third Party is [***] conducting research, development or commercial activities using the Compound with Captisol, then CyDex shall take all reasonable measures to cease the supply of Captisol to such Third Party and to any other Third Party that is determined to be supplying Captisol to such Third Party. Sage hereby acknowledges that CyDex’s performance of its obligations [***], and the exercise by a Third Party of its rights under [***], are hereby deemed not to be a breach by CyDex or any of its Affiliates of this Section 2.1(e).

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(f) Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by CyDex to Sage are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that Sage, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

2.2 Grant of License from Sage to CyDex. Sage hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Sage’s and its Affiliates’ rights in and to Captisol Improvements to develop, make, have made, use, market, distribute, import, sell and offer for sale Captisol, any Captisol Improvement and products formulated with Captisol or any Captisol Improvement (in each case, other than the Compound, the Licensed Product and any other compound that is a “Compound” under any other Commercial License Agreement entered into by and between Sage and CyDex and any other product that is a “Licensed Product” under any other Commercial License Agreement entered into by and between Sage and CyDex). If during the Term any of (a) Sage, (b) Affiliates to whom Sage has provided rights under the licenses granted to Sage by CyDex pursuant to Section 2.1, or (c) Sublicensees pursuant to the practice of their respective sublicenses from Sage under Section 2.3, file any patent application claiming Captisol anywhere in the world, CyDex shall be deemed automatically to have a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under the claims relating specifically to Captisol to make, have made, use, market, distribute, import, sell, and offer for sale Captisol and all products formulated with Captisol (in each case, other than the Compound, the Licensed Product and any other compound that is a “Compound” under any other Commercial License Agreement entered into by and between Sage and CyDex and any other product that is a “Licensed Product” under any other Commercial License Agreement entered into by and between Sage and CyDex). Sage shall provide prompt notice of any Captisol Improvement, and shall notify and consult with CyDex at least [***] before the filing of any patent application claiming Captisol or any Captisol Improvement. Sage grants no licenses or rights to use other than as expressly set forth herein.

All rights and licenses granted under or pursuant to this Agreement by Sage to CyDex are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that CyDex, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

2.3 Sublicensing. Sage shall have the right to grant sublicenses to any Third Party (collectively “Sublicensees”) under the licenses granted to Sage pursuant to Section 2.1;

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provided that Sage warrants and shall procure, as a condition precedent thereto, that each such Sublicensee shall first be advised of the restrictions set forth in this Agreement with respect to the transfer of the rights sublicensed to such Sublicensee and such Sublicensee shall enter into an agreement (in a form reasonably satisfactory to CyDex, with CyDex named as an intended third-party beneficiary) with Sage pursuant to which such Sublicensee shall acknowledge and agree to observe and be bound by the applicable restrictions set forth in this Agreement. Other than as specifically provided in this Section 2.3 and Section 2.4, Sage shall not have the right to grant sublicenses to any third party under the licenses granted pursuant to Section 2.1. Sage shall ensure that all of its Sublicensees will comply with the terms and conditions of this Agreement and shall remain fully responsible for the compliance by such Sublicensees with the terms and conditions of this Agreement as if such Sublicensees were Sage hereunder.

2.4 Contracting. Sage may manufacture the Licensed Product (but not the bulk Captisol) or contract the manufacture of the Licensed Product (but not the manufacture of bulk Captisol) with reputable FDA-inspected third party manufacturers (each a “Contract Manufacturer”) upon notification to CyDex in writing of Sage’s intent to do so (such notice to include the identity and location of the proposed Contract Manufacturers). To the extent necessary to engage a Contract Manufacturer for the Licensed Product, Sage shall be permitted under this Agreement to grant any such Contract Manufacturer a sublicense under the licenses granted to Sage pursuant to Section 2.1 solely for such purposes; provided that Sage warrants and shall procure, as a condition precedent thereto, that (a) any such Contract Manufacturer shall first be advised of the restrictions set forth in this Agreement with respect to the transfer of the rights licensed to Sage and its Sublicensees hereunder and (b) any such Contract Manufacturer shall enter into an agreement (in a form reasonably satisfactory to CyDex, with CyDex named as an intended third-party beneficiary) with Sage pursuant to which such Contract Manufacturer shall acknowledge and agree to observe and be bound by the applicable restrictions set forth in this Agreement. Sage shall ensure that all of its Contract Manufacturers will comply with the terms and conditions of this Agreement and shall remain fully responsible for the compliance by such Contract Manufacturers with the terms and conditions of this Agreement as if such Contract Manufacturers were Sage hereunder.

2.5 Technology Transfer. Within [***] after the Effective Date, CyDex shall provide Sage with a technology transfer package, which shall include the Captisol Data Package. CyDex shall also, for a period of [***] after the Effective Date, make its personnel available to Sage and its Contract Manufacturers to respond to informational inquiries and provide technical assistance related to the Captisol Data Package. Beginning on the earlier of (i) [***] after the first contact by Sage relating to the technology transfer or (ii) [***] after the Effective Date, Sage shall compensate CyDex at the rate of $[***] for the time of CyDex personnel incurred to provide such services. Such technology transfer shall not include information related to the manufacture of bulk Captisol.

2.6 Negative Covenant by CyDex. During the Term of this Agreement, CyDex and its Affiliates shall not develop or commercialize any pharmaceutical composition comprising the

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Compound in and for the Field, and shall not in any way assist any Third Party in developing or commercializing any pharmaceutical composition comprising the Compound (including without limitation by granting any license or similar rights under intellectual property) in and for the Field.

3.	MANUFACTURE AND SUPPLY OF CAPTISOL.

The provisions of the Supply Agreement and any related quality agreement shall govern the manufacture and supply of Captisol for use in the formulation of the Licensed Product.

4.	COMPENSATION.

4.1 Payments and Royalties for Licenses.

(a) One-Time Fee. Upon the exercise of its option under the License Agreement to enter into this Agreement and the related Supply Agreement, Sage has paid to CyDex a non-refundable, one-time option exercise fee. Receipt of such fee is hereby acknowledged.

(b) Milestone Payments. Within [***] following the occurrence of each of the milestone events listed below with respect to the Licensed Product, Sage shall provide written notice to CyDex of the achievement of such milestone event, and within [***] of the occurrence of each of the milestone events, pay to CyDex the applicable non-refundable milestone fee listed next to each such event in further consideration of the rights granted Sage hereunder. The milestone payments (each payable only one time regardless of the number of times achieved by the Licensed Product and regardless of the number of the Licensed Products there may be under this Agreement) are as follows. If any such milestone is achieved before all prior sequential milestones have been actually achieved, then any and all prior sequential milestones which were not previously actually achieved shall be deemed to have thereby been achieved, and the milestone payments for such deemed-achieved milestones shall also be payable within such [***].

	MILESTONE	MILESTONE PAYMENT
(i)	Upon submission to the FDA of the first investigational new drug application by Sage	$300,000
(ii)	Upon dosing of the first patient in the first Phase II study by Sage or under rights from Sage for a Licensed Product	$1,500,000
(iii)	Upon dosing of the first patient in the first Phase III or pivotal study by Sage or under rights from Sage for a Licensed Product	$1,500,000
(iv)	Upon acceptance for filing by the FDA of the first NDA	$2,500,000
(v)	Upon receipt of the first Marketing Approval from the FDA	$12,000,000
(vi)	Upon receipt of the second Marketing Approval from the FDA	$5,000,000
(vii)	Cumulative Net Sales for all Licensed Products hereunder exceed $250,000,000	$4,000,000

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	MILESTONE	MILESTONE PAYMENT
(viii)	Cumulative Net Sales for all Licensed Products hereunder exceed $500,000,000	$4,000,000
(ix)	Cumulative Net Sales for all Licensed Products hereunder exceed $1,000,000,000	$5,000,000
(x)	Cumulative Net Sales for all Licensed Products hereunder exceed $2,000,000,000	$10,000,000

For avoidance of doubt, Net Sales under any other agreements entered into pursuant between the parties shall not be accumulated with Net Sales under this Commercial License Agreement for any purposes under this Agreement.

(c) Royalties. In addition to amounts payable pursuant to Sections 4.1(a) and 4.1(b) above, Sage shall make royalty payments to CyDex on a [***] basis, in amounts equal to the appropriate royalty rate, according to the following rate schedule, times the applicable Net Sales during such quarter arising from the sale of Licensed Products in the Territory during the Term.

ANNUAL CUMULATIVE NET SALES IN THE TERRITORY	ROYALTY RATE
Up to $250,000,000	1.5%
$250,000,001 to $700,000,000	2.5%
$700,000,001 to $1,000,000,000	3.0%
$1,000,000,001 to $1,500,000,000	3.5%
Above $1,500,000,000	4.0%

All royalties payable to CyDex pursuant to this Section 4.1(c) shall be due and payable within [***] after the conclusion of each [***]. For clarity, the royalty rates set forth above in this Section 4.1(c) shall be applied to the total Net Sales of Licensed Products falling within the applicable range of aggregate annual Net Sales during the quarter and year. For example, if at the end of the first quarter of a particular calendar year, the cumulative Net Sales of Licensed Products was $495,000,000, then sales representing the first $250,000,000 in such first quarter would be subject to the 1.5% royalty rate and the remaining $245,000,000 would be subject to the 2.5% royalty rate under Section 4.1(c). And if then at the end of the second quarter of such particular calendar year, the annual cumulative Net Sales of Licensed Products was $1,050,000,000, then sales representing the first $205,000,000 in such second quarter would be subject to the 2.5% royalty rate, sales representing the next $300,000,000 in such second quarter would be subject to the 3.0% royalty rate and the remaining $50,000,000 would be subject to the 3.5% royalty rate under Section 4.1(c). For avoidance of doubt, Net Sales under any other agreements entered into pursuant between the parties shall not be accumulated with Net Sales under this Commercial License Agreement for any purposes under this Agreement.

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Following the expiration of the last to expire Valid Claim within the Licensed Patents Covering the manufacture, use, sale or importation of a Licensed Product in or into a given country of the Territory, Sage shall have the right to [***] the royalty payments which would otherwise thereafter be owed pursuant to the first paragraph of this Section 4.1(c) with respect to Net Sales arising from the sale of Licensed Product in such country.

For avoidance of doubt, the parties confirm that if different royalty rates could apply to Net Sales of a particular unit of Licensed Product (e.g., manufactured in Country A but sold in Country B, and different royalty rates are then applicable to Country A than to Country B), the higher of the royalty rates shall apply to such unit of Licensed Product.

In establishing the royalty structure hereunder, the parties recognize, and Sage acknowledges, the substantial value of the various obligations being undertaken by CyDex under this Agreement, in addition to the grant of the licenses under the Captisol Data Package as well as under the Licensed Patents, to enable the rapid and effective market introduction of the Licensed Product. The parties have agreed to the payment structure set forth herein as a convenient and fair mechanism to compensate CyDex for these obligations.

4.2 Currency. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Net Sales based on foreign revenue [***]. Sage shall provide CyDex, together with each royalty payment owed pursuant to Section 4.1(c) above, a schedule detailing the calculation of Net Sales resulting from the conversion of foreign revenue to U.S. dollars as set forth herein.

4.3 Taxes. All amounts due hereunder exclude all applicable sales, use, and other taxes, and Sage will be responsible for payment of all such taxes (other than taxes based on CyDex’s income), fees, duties, and charges, and any related penalties and interest, arising from the payment of amounts due under this Agreement or the sublicense or license, as the case may be, under the Licensed Patents and Captisol Data Package under this Agreement. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Sage to CyDex under this Agreement. To the extent Sage is required to withhold taxes on any payment to CyDex, Sage shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as CyDex may reasonably request, to establish that such taxes have been paid. CyDex shall provide Sage any tax forms that may be reasonably necessary in order for Sage to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. CyDex shall use reasonable efforts to provide any such tax forms to Sage at least [***] before the due date for any payment for which CyDex desires that Sage apply a reduced withholding rate. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.

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4.4 Late Payments. Payments that are not made when due hereunder shall accrue interest, from due date until paid, at a rate equal to [***].

5.	RECORDS; REPORTS; AUDIT.

5.1 Records. During the Term and for a period of [***] thereafter, Sage shall, and shall require its Affiliates and Sublicensees to, maintain accurate records relating to clinical study subject enrollment for Studies of the Licensed Product and Net Sales of the Licensed Product.

5.2 Reports.

(a) [***]. Within [***] following the conclusion of each [***] during the Term, Sage shall provide CyDex with written reports with respect to such [***] that describe in reasonable detail Sage’s progress made toward achievement of the milestones specified in Section 4.1(b) above during such [***], including without limitation Sage’s then-current best estimate for the dates to achieve such milestones and the number of human subjects enrolled during such [***] in a clinical study conducted by or on behalf of Sage, its Affiliates and Sublicensees to support Marketing Approval for the Licensed Product and that received Licensed Product during such [***]. Within [***] following the conclusion of each [***] during the Term, Sage shall provide CyDex with a written report with respect to such [***] that sets forth in reasonable detail complete and accurate records of Sage’s, its Affiliates’ and Sublicensees’ Net Sales of the Licensed Product during such [***].

(b) [***] during the Term, Sage shall provide CyDex with written reports that: (i) update CyDex regarding development and commercial activities with respect to the Licensed Product, (ii) describe in reasonable detail Sage’s progress made toward achievement of the milestones specified in Section 4.1(b) above during the preceding [***]; (iii) summarize in reasonable detail Sage’s communications and meetings involving the FDA related to Captisol during the preceding [***]; (iv) detail Sage’s anticipated preclinical and clinical use of Captisol for the [***]; (v) provide CyDex with Sage’s non-binding, reasonable, estimated rolling projection for sales of the Licensed Product, in terms of volume quantities and Net Sales values, for the then-current and the next [***]; and (vi) set forth such other information regarding Captisol as mutually agreed upon by the parties.

5.3 Audit. Upon reasonable prior notice, such Section 5.1 records shall be available during regular business hours for examination and audit at the expense of CyDex, and not more often than [***], by an independent certified public accountant selected by CyDex and reasonably acceptable to Sage, for the sole purpose of verifying the accuracy of the financial reports furnished by Sage pursuant to this Agreement. Any amounts shown to be owed but unpaid shall be paid within [***] from the accountant’s report from the original due date, plus interest accrued thereon (from the applicable original due date) at the rate set forth in Section 4.4 above. Any amounts shown to have been overpaid shall be refunded within [***] CyDex shall bear the full cost of such audit unless such audit discloses failure by Sage to pay any applicable

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milestone payment due or an underpayment by Sage of more than [***] of the amount due or any other material inaccuracies in a Sage report, in which case Sage shall bear the full cost of such audit, plus (as in all cases of underpayment) the underpayment amount and interest at the rate set forth in Section 4.4 above. All information learned in the course of any audit or inspection under this Section 5.3 shall be deemed to be Confidential Information of Sage, subject to the terms and provisions of Section 8 below, except to the extent necessary for CyDex to enforce its rights under this Agreement.

6.	DEVELOPMENT AND COMMERCIALIZATION BY SAGE.

6.1 Diligence. Sage shall (i) use at least Commercially Reasonable Efforts, and shall further require its Affiliates and Sublicensees to use at least Commercially Reasonable Efforts, to develop the Licensed Product, to seek Regulatory Approval of the Licensed Product in all countries and regions where it is commercially reasonable to so seek, and to commercialize the Licensed Product in each respective country and region following Regulatory Approval of the Licensed Product in such respective country/region, [***]. If Sage is unable to comply with the requirements set forth in Exhibit D hereto due to unanticipated events or changed circumstances that are beyond the reasonable control of Sage, including, for example, delays caused by changes to the development plan that are required in the exercise of sound scientific or commercial judgment due to new information regarding the development of product candidates or changes to the applicable regulatory requirements, then the Parties shall meet and make reasonable extensions to the deadlines provided on Exhibit D. In the event that Sage fails to meet the requirements of this Section 6.1, CyDex shall have the right to terminate this Agreement pursuant to Section 13.2 hereof. The Parties hereby agree and acknowledge that if Sage entered or enters into a Combination Commercial License, then the requirements of this Section 6.1 shall be waived for all purposes under this Agreement provided that Sage satisfies the diligence obligations under the Combination Commercial License.

6.2 Costs and Expenses. Other than those specified in this Agreement, Sage shall be solely responsible for all costs and expenses related to its development and commercialization of the Licensed Product, including without limitation, costs and expenses associated with all preclinical activities and clinical trials, and all regulatory filings and proceedings relating to the Licensed Product.

6.3 In Vivo Studies. If Sage wishes to conduct any in vivo study (preclinical or clinical, in animals or in humans, each a “Study”) of the Compound combined with or formulated using Captisol, then Sage shall notify CyDex of any such Study and of the protocol therefor in writing at least [***] before commencing such Study, and the following provisions shall apply:

(a) Dosing. Sage shall not exceed the dosing matrix levels of Captisol indicated by Exhibit E hereto without the written consent of CyDex.

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(b) Review of Protocol. Sage shall provide information regarding each protocol for each Study and agrees to allow CyDex to review and comment upon the aspects of such protocol which pertain solely to the use and administration of Captisol. Sage shall give due consideration and reasonably incorporate any input that CyDex provides regarding such protocol to the extent it pertains solely to the use and administration of Captisol. The contents of each such protocol shall be deemed to be Confidential Information of Sage, subject to the terms and provisions of Section 8 below.

(c) Compliance with Laws. Sage represents and warrants that each Study will be performed in accordance with all applicable laws, regulations and requirements. Sage will provide or cause to be provided all appropriate warnings to participants enrolled in each Study and obtain or cause to be obtained appropriate documentation of informed consent from all participants in each such Study.

(d) Adverse Events. Sage agrees to immediately inform CyDex if any adverse effects are observed and ascribed to Captisol in any Study in accordance with Section 7.3 hereof if applicable and in a reasonable and prompt manner if Section 7.3 hereof is not applicable. To accurately track adverse events and preserve the validity of each Study, Sage shall only use Captisol supplied by CyDex for each such Study conducted under the scope of this Agreement, and shall not use and any other cyclodextrin product supplied by a third party.

(e) Reporting and Study Data. Sage agrees to provide CyDex with copies of the final and full reports of all Studies conducted under this Section 6.3, promptly upon completion thereof, and Sage hereby grants to CyDex a non-exclusive, royalty-free license (with the right to sublicense) to use and disclose such data as required by applicable law to update the DMF for Captisol.

(f) Review of Regulatory Filings and Publications. At least [***] before a submission of any proposed written publication material or regulatory submission (which shall be subject to the restrictions of Section 8 hereof), Sage shall provide to CyDex for CyDex’s review and comment a copy of any proposed written publication, material or regulatory submission reporting results of a Study where such publication material refers to Captisol or to [***]. Sage shall give due consideration and reasonably incorporate any input that CyDex provides regarding Captisol or [***].

6.4 Right of Reference. Sage shall have the right to reference the DMF solely in connection with Sage’s regulatory filings submitted in connection with obtaining Regulatory Approval for the Licensed Product.

6.5 Access to Sage’s Data. CyDex shall have the right to reference and utilize all toxicology/safety and other relevant scientific data developed on Captisol alone (and not in conjunction with a product formulation) by Sage, its Sublicensees or Affiliates as required by applicable laws relating to adverse event reporting and/or in connection with development and commercialization of Captisol or for fulfilling its obligations under this Agreement, all at no cost to CyDex. Upon request by CyDex, Sage shall either provide CyDex with a copy of all such data or shall make such data accessible to CyDex at times and locations reasonably agreeable to CyDex.

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7.	REGULATORY MATTERS.

7.1 Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Sage shall be solely responsible for all communications with regulatory agencies in connection with the Licensed Product. Sage shall provide CyDex with copies of the portions of all regulatory submissions containing Captisol data alone (and not in conjunction with any product formulation) [***] before submission and shall allow CyDex to review and comment upon said submissions. The contents of each such submission shall be deemed to be Confidential Information of Sage, subject to the terms and provisions of Section 8 below. Sage shall promptly inform CyDex of meetings with the FDA (or other regulatory agencies in the Territory) regarding the Licensed Product. If Sage submits written responses to the FDA that include data on Captisol alone, CyDex shall be permitted to review such written materials before submission. If CyDex reasonably objects to the contents of such written responses relating to Captisol, the parties agree to cooperate in working toward a reasonable and mutually agreeable response, provided that Sage shall be entitled to in good faith and with full regard for CyDex’s interests and concerns make the final determination as to the contents of any such materials.

7.2 Material Safety. CyDex shall provide Sage, in writing, from time to time, with (a) relevant material information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol, and (b) the then-current material safety data sheet for Captisol. CyDex warrants that all such information shall to CyDex’s knowledge be complete and accurate. Notwithstanding the foregoing or anything in this Agreement to the contrary, with respect to any information that is provided in accordance with this Agreement by CyDex, Sage is solely responsible for (i) use of such documentation, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency, (ii) document control and retention, and (iii) determining the suitability of any such documentation for use in any regulatory submission.

7.3 Adverse Event Reporting. Sage shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Captisol or Licensed Product-related, which occurs or worsens following administration of Captisol or Licensed Product. Sage shall provide CyDex with copies of all reports of any such adverse event which is serious (any such adverse event involving Captisol or the Licensed Product that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) which Sage has reason to believe are associated

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with Captisol within [***] following (i) Sage’s submission of any such report to any regulatory agency, or (ii) receipt from Sage’s Sublicensee, co-marketer or distributor of any such report to any regulatory agency. Sage shall also advise CyDex regarding any proposed labeling or registration dossier changes affecting Captisol. Reports from Sage shall be delivered to the attention of Chief Scientific Officer, CyDex, with a copy to General Counsel, Ligand, at the address set forth in Section 14.7. The parties shall mutually cooperate with regard to investigation of any such serious adverse event, whether experienced by Sage, CyDex or any other Affiliate, Sublicensee, co-marketer or distributor of CyDex or Sage.

7.4 Product Recalls. If any Captisol should be alleged or proven not to meet the Specifications, Sage shall notify CyDex immediately, and both parties shall cooperate fully regarding the investigation and disposition of any such matter. In the event of a dispute arises between the parties as to whether or not Captisol purchased by Sage meets the Specifications, such dispute shall be immediately resolved by submitting it to an independent quality control laboratory mutually agreed upon by the parties. The findings of such independent laboratory shall be binding upon the parties. The cost of the independent quality control laboratory shall be borne by the party whose results are shown by such laboratory to have been incorrect. If (i) Sage and CyDex agree in writing that it is appropriate to recall any Licensed Product, or (ii) the FDA requires the recall of any Licensed Product, and in either case, to the extent that such recall is due to issues relating to Captisol, then CyDex agrees, upon substantiation thereof, to bear a proportionate share (based on the extent to which the recall was caused by issues relating to Captisol) of the reasonable direct costs associated with said recall, including a proportionate share of the actual cost of conducting the recall in accordance with the recall guidelines of the applicable governmental authority, including without limitation, a proportionate share of the cost of the Licensed Product subject to the recall. Sage shall in all events be responsible for conducting any such recalls with respect to the Licensed Product and shall maintain records of all sales of Licensed Product and customers sufficient to adequately administer any such recall, for a period of five years after termination of this Agreement.

8.	CONFIDENTIALITY.

8.1 Definition. Sage and CyDex each recognizes that, during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 8. Neither Sage nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and which is obviously Confidential Information, or which is designated in writing by the Disclosing Party as “Confidential” (or equivalent), or which when disclosed orally is declared to be confidential by the Disclosing Party and confirmed

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in a writing delivered to the Receiving Party within [***] of such disclosure, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package, and Sage’s Confidential Information includes Sage Patents and Sage Know-How.

8.2 Obligation. CyDex and Sage agree that they will disclose the other’s Confidential Information to its (or its respective parent’s) own officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent, and any such disclosure to a Third Party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 8. The party which disclosed Confidential Information of the other to any Third Party shall be responsible and liable for any disclosure or use by such Third Party (or its disclosees) which would have violated this Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Unless otherwise specified in this Agreement and subject to terms and conditions in this Agreement, if so requested by the other party a party shall promptly return all relevant records and materials in its possession or control containing or embodying the other party’s Confidential Information (including all copies and extracts of documents); provided, however, that each party may retain one archival copy (and such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems) of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

8.3 Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by appropriate documentation:

(i) at the time of disclosure is in the public domain;

(ii) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party or its disclosees;

(iii) is independently developed by Receiving Party personnel with no reference or access to the Confidential Information; or

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(iv) is made available to the Receiving Party by an independent third party without obligation of confidentiality, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder.

In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the Securities and Exchange Commission, or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.

8.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.

8.5 Third Party Information. The parties acknowledge that the defined term “Confidential Information” shall include not only a disclosing party’s own Confidential Information but also Confidential Information of a Third Party which is in the possession of a disclosing party.

Sage acknowledges that CyDex’s Confidential Information includes information developed by [***] that is confidential to both CyDex and [***]. In so far as Confidential Information of [***] is disclosed, [***] is a third-party beneficiary of this Section 8 of this Agreement and may enforce it or seek remedies pursuant to it in accordance with its terms.

Sage agrees not to disclose to CyDex any Confidential Information of a Third Party which is in the possession of Sage, unless CyDex has given an express prior written consent (which specifies the owner of such Confidential Information) to receive such particular Confidential Information. If CyDex refuses to provide such consent, then any obligation of Sage to provide such information to CyDex under this Agreement shall be deemed waived by CyDex.

8.6 Public Announcements. The parties will mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and

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precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable Law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other party. Before any such public announcement, the party wishing to make the announcement will submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon.

9.	REPRESENTATIONS AND WARRANTIES.

9.1 Mutual Representations and Warranties. Each party represents and warrants to the other (as of the Effective Date) as follows:

(i) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;

(ii) it has the power and right to enter into this Agreement and to perform its obligations hereunder;

(iii) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(iv) the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;

(v) all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;

(vi) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents; and

(vii) it has not entered into any agreement with any third party that is in conflict with the rights granted to the other party pursuant to this Agreement.

9.2 CyDex Representation. CyDex owns all right, title and interest in and to, or in-licenses with the right to sublicense, the Captisol Patents listed on Exhibit A attached hereto.

9.3 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 9 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED,

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RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, CAPTISOL, THE LICENSED PATENTS OR THE CAPTISOL DATA PACKAGE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

10.	INDEMNIFICATION.

10.1 By CyDex. CyDex shall defend, indemnify and hold Sage and its Affiliates and Sublicensees, and each of their respective directors, officers, agents and employees, harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by Sage as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex and its Affiliates (including without limitation, the sale of Captisol by CyDex to Sage under the Supply Agreement); (b) infringement of any person’s intellectual property rights in Captisol per se; (c) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 9.1, and (d) CyDex’s negligence or misconduct.

10.2 By Sage. Sage shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers, agents and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of the Licensed Product by Sage, its Affiliates and Sublicensees; (b) any acts or omissions by Sage in connection with pre-clinical studies and clinical studies of actual or potential Licensed Products; (c) infringement of any person’s intellectual property rights in connection with the subject matter of this Agreement (other than intellectual property rights in Captisol per se); (d) Sage’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 9.1 and (e) Sage’s negligence or misconduct.

10.3 Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnifying Party.

10.4 Procedure.

(a) The person intending to claim indemnification under this Section 10 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification, and a reasonable explanation of the basis for the Claim and the amount of alleged Losses to the extent of the facts then known by the Indemnified Party. (Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency.) The Indemnifying Party shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that if the Indemnifying Party assumes the defense, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying

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Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the sole cost and expense of the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them. And provided further that, if the Indemnifying Party shall fail to assume the defense of and reasonably defend such Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party.

(b) The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.

(c) Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim.

11. LIMITATION OF LIABILITY. EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCT OR USE (PURSUANT TO OR IN CONNECTION WITH THE RIGHTS GRANTED UNDER THIS AGREEMENT) OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. [***]. PROVIDED, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT CYDEX’S RIGHT TO TAKE ACTION TO ENFORCE THIS COMMERCIAL LICENSE AGREEMENT TO COLLECT AMOUNTS THAT ARE PROPERLY DUE AND OWING UNDER ARTICLE 4 HEREOF. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN [***] AFTER SUCH PARTY HAS KNOWLEDGE OF THE

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LEGAL AND FACTUAL BASIS FOR SUCH CAUSE OF ACTION OR AFTER EXPIRATION OF THE APPLICABLE STATUTORY LIMITATIONS PERIOD, WHICHEVER IS SOONER. FOR AVOIDANCE OF DOUBT, THE PARTIES’ RESPECTIVE RIGHTS AND OBLIGATIONS WITH RESPECT TO ANY LIABILITY THAT MAY ACCRUE UNDER THE LICENSE AGREEMENT, ANY COMMERCIAL LICENSE AGREEMENT (OTHER THAN THIS AGREEMENT) OR ANY SUPPLY AGREEMENT OR IN CONNECTION WITH ACTIVITIES CONDUCTED PURSUANT TO OR CONTEMPLATED BY ANY SUCH AGREEMENTS SHALL BE DETERMINED PURSUANT TO THE TERMS OF THOSE AGREEMENTS AND NOT BY THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

12.	MANAGEMENT OF LICENSED PATENTS.

12.1 Prosecution and Maintenance.

(a) CyDex Patents. CyDex shall maintain, [***] CyDex agrees that, during the Term, it will use Commercially Reasonable Efforts to prosecute, obtain and maintain the Captisol Patents in [***]. In the event that CyDex decides not to prosecute and maintain the Captisol Patents in a country or countries which is not a major market, CyDex shall provide not less than [***] prior written notice of such decision, and Sage shall have the option to take over the prosecution and maintenance in such country or countries.

(b) Licensed Product Patents. Sage shall maintain, [***], provided that CyDex shall be provided with the right and opportunity to give comments and recommendations as to the overall strategy regarding the filing, prosecution and maintenance of the Licensed Product Patents. Sage agrees that, during the Term, it will use Commercially Reasonable Efforts to prosecute, obtain and maintain the Licensed Product Patents in [***]. In the event that Sage decides not to prosecute and maintain the Licensed Product Patents in a country or countries which is not a major market, Sage shall provide not less than [***] prior written notice of such decision, and CyDex shall have the option to take over the prosecution and maintenance in such country or countries.

(c) Sage Patents and Sage Know-How. Sage shall be the sole and exclusive owner of Sage Patents and Sage Know-How. Sage, at its own cost and expense, shall be solely responsible for prosecuting and maintaining Sage Patents.

12.2 Infringement of Captisol Patents by Third Parties.

(a) If Sage becomes aware that a third party may be infringing a Captisol Patent, it will promptly notify CyDex in writing, providing all information available to Sage regarding the potential infringement. CyDex shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. If CyDex elects to take action, Sage shall, at CyDex’s request and expense, cooperate and shall cause its employees and advisers to cooperate with CyDex in taking any such action, including but not limited to, cooperating with the prosecution of any infringement suit by CyDex related to a Captisol Patent. Sage shall not take any such action against the alleged infringer related to a Captisol Patent without the written consent of CyDex.

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(b) If Sage becomes aware that a third party may be infringing a Licensed Product Patent, it will promptly notify CyDex in writing, providing all information available to Sage regarding the potential infringement. Sage shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. If Sage elects to take action, CyDex shall, at Sage’s request and expense, cooperate and shall cause its employees and advisers to cooperate with Sage in taking any such action, including but not limited to, cooperating with the prosecution of any infringement suit by Sage related to a Licensed Product Patent. CyDex shall not take any such action against the alleged infringer related to a Licensed Product Patent without the written consent of Sage.

13.	TERM AND TERMINATION.

13.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect unless and until terminated as set forth herein. Upon the expiration or termination of the Term, this Agreement, and the rights, licenses and obligations granted hereunder, shall terminate, subject only to Section 13.5.

13.2 Termination for Breach.

(a) Notice. If either party believes that the other is in material breach of this Agreement, then the party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other party (the “Notified Party”). The Notified Party shall have [***] to cure such breach to the extent involving non-payment of amounts due hereunder, and [***] to either cure such breach for all other material breaches, or, if cure of such breach other than non-payment cannot reasonably be effected within such [***] period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing but in no event in excess of an additional [***] period. Following delivery of such a plan, the Notified Party shall diligently carry out the plan and cure the breach and the cure period shall be extended by the time period provided in such plan but in no event to exceed [***] from the date of any initial breach notice delivered under this Section 13.2.

(b) Failure to Cure. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 13.2, then the Non-breaching Party may terminate this Agreement upon written notice to the Notified Party.

13.3 Sage Right to Terminate. Sage shall have the right to terminate this Agreement, without cause, on [***] prior written notice to CyDex.

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13.4 Termination of the Supply Agreement. For clarity, this Agreement shall terminate if the Supply Agreement is terminated.

13.5 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the termination of this Agreement shall survive the termination of this Agreement. And, such termination shall not relieve either party from obligations that are expressly indicated to survive termination of this Agreement, nor shall any termination of this Agreement relieve Sage of its obligation to pay CyDex royalties for all Licensed Product sold by Sage, its Affiliates or Sublicensees before the effective date of such termination. Sections 2.2 (Grant of License from Sage to CyDex), 4.1 (Payments and Royalties for Licenses), 4.2 (Currency), 4.3 (Taxes), 4.4 (Late Payments), 5 (Records; Reports; Audits), 6.3 (In Vivo Studies), 6.5 (Access to Sage’s Data), 7.3 (Adverse Event Reporting), 7.4 (Product Recalls), 8 (Confidentiality), 9.3 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 13.3 (CyDex Rights Upon Termination), 13.5 (Survival), and 14 (General Provisions) shall survive termination of this Agreement.

14.	GENERAL PROVISIONS.

14.1 Non-Solicitation. During the Evaluation Period and for a period of one year thereafter, neither party shall solicit any employee of the other party to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.

14.2 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other.

14.3 Compliance with Law. Each of the parties shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing product quality and safety and patent, copyright and trade secret protection.

14.4 Arbitration.

(a) Procedure. Except as otherwise expressly set forth in this Agreement, any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in Boston, Massachusetts. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Sage. If CyDex and Sage

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cannot agree on a single arbitrator within [***] after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Sage shall appoint an arbitrator, the two arbitrators shall appoint a third arbitrator, and the three arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within [***] after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.4(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

(b) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

(c) Interim Equitable Relief. Notwithstanding Section 14.4(a), but subject to the limitations set forth in Article 11, each party shall not be precluded from seeking equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests.

(d) Binding Effect. The provisions of this Section 14.4 shall survive any termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

14.5 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear [***].

14.6 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order or national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of

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such inability and of the period during which such inability is expected to continue and the time for performance shall be extended for a number of days equal to the duration of the force majeure.

14.7 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 14.7. Unless otherwise provided, all notices shall be sent:

If to CyDex, to:

CyDex Pharmaceuticals, Inc.

10513 W. 84th Terrace

Lenexa, KS 66214

Attention: President

Fax: (913) 685-8856

With a copy to:

General Counsel

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road

Suite 300

La Jolla, CA 92037

Fax:    (858) 550-7272

If to Sage, to:

Sage Therapeutics, Inc.

29 Newbury Street, Suite 301

Boston, Massachusetts 02116

Attention: President

Fax:    (617) 859-2891

With a copy to:

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Attention: Christopher Denn

Fax: (617) 523-1231

If sent by facsimile transmission, [***] shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.

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14.8 Use of Name; Publicity. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law or the rules of NASDAQ. The parties agree that a party may disclose this Agreement’s existence and terms, and material developments or material information generated under this Agreement, in (i) securities filings with the Securities and Exchange Commission (or equivalent foreign agency) to the extent required by law, or (ii) under conditions of confidentiality/nonuse in connection with investment and similar corporate transactions. Notwithstanding the above, once a public announcement has been made, either party shall be free to disclose to third parties any information contained in said public announcement. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text before such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

14.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without giving effect to any conflicts of law principles that require the application of the law of a different state).

14.10 Entire Agreement; Amendment. The Commercial License Agreement and all Exhibits attached hereto contain the entire agreement of the parties relating to the subject matter hereof and thereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex (and/or any of its Affiliates) and Sage (and/or any of its Affiliates) relating to the subject matter hereof and thereof; provided, that any confidentiality/nonuse provisions of any prior agreement are not superseded and will remain in effect in addition to the confidentiality/nonuse provisions hereof. This Agreement can not be amended except by way of an express writing signed by both parties.

14.11 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to, CyDex and Sage and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

14.12 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

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14.13 Severability. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision). This Agreement shall not be invalidated by any future determination that any or all of the Licensed Patents have expired or been invalidated.

14.14 Assignment. Sage may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of CyDex, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sage may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without CyDex’s prior written consent. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement. Any assignment by Sage not in accordance with this Section 14.14 shall be void. CyDex has the right to assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party, without any requirement for consent of Sage provided that CyDex also assigns all of its right, title and interest in all assets, including without limitation, intellectual property rights, pertaining to its Captisol business to the same third party contemporaneous with the assignment of this Agreement.

14.15 Third Party Beneficiaries. Except for the rights of Indemnified Parties pursuant to Section 10 hereof, and subject to Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Sage or such Indemnified Party, and not Sublicensees.

14.16 Remedies Cumulative. Except as provided in Section 11, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity.

14.17 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

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14.18 Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

14.19 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Commercial License Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:

Name:

Title:

SAGE THERAPEUTICS, INC.

By:

Name:

Title:

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EXHIBIT A: CAPTISOL PATENTS [Exhibit A consists of 4 pages]

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[Exhibit continues on next page]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A (CONTINUED)

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EXHIBIT A (CONTINUED)

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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A (CONTINUED)

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EXHIBIT B: LICENSED PRODUCT PATENTS

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EXHIBIT C: SPECIFICATIONS

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EXHIBIT D: SPECIFIED DILIGENCE REQUIREMENTS

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EXHIBIT E: DOSING

Dosing Matrix (Animals)

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EXHIBIT E (CONTINUED)

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EXHIBIT E (CONTINUED)

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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A-2

FORM OF COMBINATION COMMERCIAL LICENSE AGREEMENT

(attached)

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Exhibit A-2

COMMERCIAL LICENSE AGREEMENT

THIS COMMERCIAL LICENSE AGREEMENT (this “Agreement”) is made this      day of     , 201     (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

SAGE THERAPEUTICS INC., a Delaware corporation with offices at 29 Newbury Street, Suite 301, Boston, Massachusetts 02116 (“Sage”).

RECITALS

WHEREAS, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs;

WHEREAS, CyDex is the exclusive supplier of Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;

WHEREAS, Sage has developed or obtained certain rights related to the Combination Product (defined below);

WHEREAS, Sage desires to obtain a license to use Captisol together with the Combination Product for the development and commercialization of the Licensed Product (defined below) and CyDex is willing to grant such license to Sage under the terms and conditions set forth herein; and

WHEREAS, CyDex desires to sell Captisol to Sage or its Contract Manufacturers (defined below), and Sage desires to obtain supplies of Captisol from CyDex, for use in development of and in the Licensed Product, in accordance with the terms and conditions of that certain Supply Agreement between the parties of even date herewith (the “Supply Agreement”);

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, the following terms whether used in singular or plural form shall have the meanings as defined below:

“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of [***] of the voting securities or other ownership interest of the relevant entity.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Bankruptcy Code” means title 11 of the United States Code.

“Captisol” means Captisol, also known scientifically as [***] that is marketed with the use of the Captisol® trademark or a variation thereof.

“Captisol Data Package” means (a) all toxicology/safety and other relevant scientific data owned, licensed or developed by CyDex and its Affiliates relating to Captisol; and (b) all toxicology/safety and other relevant scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other third parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other third parties), in each case relating to Captisol alone (and not in conjunction with a product formulation).

[***].

“Captisol Patents” means all patents and patent applications in the Territory which pertain to Captisol, other than the Licensed Product Patents, and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. For avoidance of doubt, all intellectual property pertaining to the Licensed Product generated by Sage or its Affiliates or their Sublicensees during the Term of this Agreement shall be solely owned by Sage and shall not be part of the Captisol Patents. The Captisol Patents include the patents and patent applications set forth on Exhibit A attached hereto. Such Exhibit A may be updated by CyDex from time to time during the Term.

“Claim” has the meaning specified in Section 10.1.

“Clinical Grade Captisol” means [***].

“Combination Product” means a product comprised of a combination of [***] together with Captisol.

“Commercial Grade Captisol” means [***].

“Commercial Launch Date” means the first commercial sale by Sage, its Affiliates or Sublicensees of the Licensed Product to a Third Party. For avoidance of doubt, any transfer of the Licensed Product to a Third Party for preclinical, clinical or regulatory purposes shall not be deemed as commercial launch.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Commercially Reasonable Efforts” means those efforts consistent with the exercise of prudent scientific and business judgment as applied by a party to the development and commercialization of its own pharmaceutical products at a similar stage of development and with similar market potential.

“Confidential Information” has the meaning specified in Section 8.1.

“Contract Manufacturer” has the meaning specified in Section 2.4.

“Cover” (including variations thereof such as “Covered,” “Coverage,” or “Covering”) means that the manufacture, use, importation or sale of the Licensed Product which such term is being applied would infringe a Valid Claim of a patent in the absence of a grant of rights under such patent. The determination of whether an item or process is Covered by a Valid Claim shall be made on a country–by-country basis.

“Disclosing Party” has the meaning specified in Section 8.1 hereof.

“DMF” means a Drug Master File for Captisol, as filed as of the Effective Date, or as hereafter updated from time to time during the Term, by CyDex with the FDA.

“FDA” means the United States Food and Drug Administration, or any successor thereto.

“Field” means all therapeutic uses in humans that are available to be licensed without breaching a [***], to require CyDex to engage in bona fide negotiations toward an outcome which has been precluded by the licensing of such field or use to Sage hereunder.

“Indemnified Party” has the meaning specified in Section 10.4.

“Indemnifying Party” has the meaning specified in Section 10.4.

“License Agreement” means the License Agreement dated October 13, 2011 between CyDex and Sage.

“Licensed Patents” means, collectively, the Captisol Patents and the Licensed Product Patents.

“Licensed Product” means a pharmaceutical composition in and for the [***]. For clarity, the Licensed Product shall not include any product the composition of which includes the Combination Product and any other active pharmaceutical ingredient.

“Licensed Product Patents” means all patents and patent applications in the Territory which Cover the use of Captisol with the Combination Product, other than the Captisol Patents, and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations,

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. Licensed Product Patents further include all other patents and patent applications, other than the Captisol Patents, which are owned or licensed by CyDex on the Effective Date or at any time during the Term of this Agreement, and which are necessary to develop, manufacture, and commercialize the Licensed Product or which are necessary for Sage to exercise its license under this Agreement. Set forth in Exhibit B attached hereto is a list of the Licensed Products Patents as of the Effective Date. Such Exhibit B may be updated by CyDex from time to time during the Term.

“Losses” has the meaning set forth in Section 10.1.

“Marketing Approval” means final approval of an NDA by the FDA for the United States, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process or mutual recognition).

“NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.

[***]

“Non-breaching Party” has the meaning specified in Section 13.2.

“Notified Party” has the meaning specified in Section 13.2.

[***]

[***]

“Receiving Party” has the meaning specified in Section 8.1.

“Regulatory Approval” means, with respect to the Licensed Product in any country or jurisdiction, all approvals (including, where required, pricing and reimbursement approvals and the applicable Marketing Approval), registrations, licenses or authorizations from the relevant regulatory authority in a country or jurisdiction that is specific to the Licensed Product and necessary to market and sell such Licensed Product in such country or jurisdiction.

“Sage Know-How” means information or data owned, licensed or generated by Sage and its Affiliates, before and during the Term of this Agreement. For clarity, Sage Know-How shall not include information within the Captisol Data Package; nor does Sage Know-How include any other information or data to which CyDex has obtained rights before the term of this Agreement, to the extent of such rights.

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“Sage Patents” means all patents and patent applications owned now, licensed or developed during the Term of this Agreement by Sage and its Affiliates, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. For clarity, Sage Patents shall not include Licensed Patents under this Agreement.

“Specifications” means the specifications for Captisol set forth in Exhibit C hereto, as such may be amended from time to time.

“Study” has the meaning specified in Section 6.3.

“Sublicensees” has the meaning specified in Section 2.3.

“Term” has the meaning specified in Section 13.1.

“Territory” means the entire world.

“Third Party” means any person or entity or authority other than CyDex or Sage or an Affiliate of either of them.

“Valid Claim” means a claim in any unexpired, issued patent which has not been irrevocably abandoned or held to be invalid or unenforceable by a non-appealed or unappealable decision of a court or other authority of competent jurisdiction, which is not admitted to be invalid through disclaimer or dedication to the public, and which Covers the Licensed Product.

2.	GRANT OF RIGHTS.

2.1 License Grants from CyDex to Sage.

(a) Licensed Patents. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Sage an exclusive, nontransferable (except as provided in Section 14.14) license during the Term under the Licensed Patents, solely to research, develop, make, have made, import, use, offer for sale and sell the Licensed Product in the Territory in and for the Field. Notwithstanding the foregoing, to the extent that any Licensed Patents are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Sage in the foregoing sentence shall be exclusive as to CyDex but non-exclusive as to such Third Party and other persons whose rights derive from such Third Party. Sage may not sublicense the Licensed Patents, except as expressly set forth in Section 2.3 and Section 2.4 below.

(b) Know-How License. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Sage an exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license during the Term under CyDex’s rights in and to the Captisol Data Package, solely to research, develop, make, have made, import, use, offer for sale and sell the Licensed Product in the Territory in and for the Field. Notwithstanding the foregoing, to the extent that any contents of the Captisol Data Package are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Sage in the foregoing sentence shall be exclusive as to CyDex but non-exclusive as to such Third Party and other persons whose rights derive from such Third Party. Sage may not sublicense its rights to the Captisol Data Package, except as expressly set forth in Section 2.3 and Section 2.4 below.

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(c) Scope of Licenses. CyDex grants no licenses or rights to use other than as expressly set forth herein. Unless otherwise provided in this Agreement, CyDex grants no rights to Sage to manufacture, import, sell or offer for sale bulk Captisol. Sage acknowledges that not all rights of CyDex related to the manufacture of Captisol are included within the rights licensed hereunder, given that CyDex shall supply Sage’s requirements of Captisol for the Licensed Product. Sage shall not attempt to reverse engineer, deconstruct or in any way determine the structure or composition of Captisol except as and to the extent reasonably required to determine an optimal formulation of the Licensed Product, and such structure and composition (as and if so determined) shall be considered Confidential Information of CyDex. Sage acknowledges and agrees that (i) CyDex shall not be required to obtain or maintain patent rights for the Licensed Patents, (ii) except as expressly provided herein, CyDex shall not be restricted in making sales of Captisol or licensing rights to other parties, and (iii) CyDex does not warrant or indemnify Licensee or its Affiliates and Sublicensees against the Licensed Product infringing third party rights.

(d) Non-Suit. During the term of this Agreement, neither CyDex nor any of its Affiliates shall sue or threaten to sue, or take any similar action against, or aid, abet or enable any third party to sue, threaten to sue or take any similar action against, Sage, or any Sublicensees, or any of their respective Affiliates, or any customers or end-users of any Licensed Products, claiming that the manufacture, use, sale, offer for sale or importation of any Licensed Product infringes any patents or patent applications owned, licensed, sublicensed or otherwise controlled by, now or in the future, CyDex or any of its Affiliates.

(e) Negative Covenant. During the term of this Agreement, CyDex and its Affiliates shall not grant any rights to any Third Party that conflict with the exclusive rights granted herein to Sage or that conflict with or otherwise impair Sage’s ability to conduct the activities described herein; provided, that, if CyDex negotiates toward and/or enters into a [***]; provided further that CyDex shall provide notice to Sage of the terms and conditions included in any such [***] prior to executing same. Without limiting the generality of the foregoing, in the event that CyDex or any of its Affiliates become aware that a Third Party is [***] conducting research, development or commercial activities using the Combination Product with Captisol, then CyDex shall take all reasonable measures to cease the supply of Captisol to such Third Party and to any other Third Party that is determined to be supplying Captisol to such Third Party. Sage hereby acknowledges that CyDex’s performance of its obligations under any [***], and the exercise by a Third Party of its rights under any [***], are hereby deemed not to be a breach by CyDex or any of its Affiliates of this Section 2.1(e).

(f) Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by CyDex to Sage are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that Sage, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

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2.2 Grant of License from Sage to CyDex. Sage hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Sage’s and its Affiliates’ rights in and to Captisol Improvements to develop, make, have made, use, market, distribute, import, sell and offer for sale Captisol, any Captisol Improvement and products formulated with Captisol or any Captisol Improvement (in each case, other than the Combination Product, the Licensed Product and any compound that is a “Compound” under any other Commercial License Agreement entered into by and between Sage and CyDex and any other product that is a “Licensed Product” under any other Commercial License Agreement entered into by and between Sage and CyDex). If during the Term any of (a) Sage, (b) Affiliates to whom Sage has provided rights under the licenses granted to Sage by CyDex pursuant to Section 2.1, or (c) Sublicensees pursuant to the practice of their respective sublicenses from Sage under Section 2.3, file any patent application claiming Captisol anywhere in the world, CyDex shall be deemed automatically to have a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under the claims relating specifically to Captisol to make, have made, use, market, distribute, import, sell, and offer for sale Captisol and all products formulated with Captisol (in each case, other than the Combination Product, the Licensed Product and any compound that is a “Compound” under any other Commercial License Agreement entered into by and between Sage and CyDex and any other product that is a “Licensed Product” under any other Commercial License Agreement entered into by and between Sage and CyDex). Sage shall provide prompt notice of any Captisol Improvement, and shall notify and consult with CyDex at least [***] before the filing of any patent application claiming Captisol or any Captisol Improvement. Sage grants no licenses or rights to use other than as expressly set forth herein.

All rights and licenses granted under or pursuant to this Agreement by Sage to CyDex are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that CyDex, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

2.3 Sublicensing. Sage shall have the right to grant sublicenses to any Third Party (collectively “Sublicensees”) under the licenses granted to Sage pursuant to Section 2.1; provided that Sage warrants and shall procure, as a condition precedent thereto, that each such Sublicensee shall first be advised of the restrictions set forth in this Agreement with respect to the transfer of the rights sublicensed to such Sublicensee and such Sublicensee shall enter into an agreement (in a form reasonably satisfactory to CyDex, with CyDex named as an intended third-party beneficiary) with Sage pursuant to which such Sublicensee shall acknowledge and agree to observe and be bound by the applicable restrictions set forth in this Agreement. Other than as specifically provided in this Section 2.3 and Section 2.4, Sage shall not have the right to grant

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sublicenses to any third party under the licenses granted pursuant to Section 2.1. Sage shall ensure that all of its Sublicensees will comply with the terms and conditions of this Agreement and shall remain fully responsible for the compliance by such Sublicensees with the terms and conditions of this Agreement as if such Sublicensees were Sage hereunder.

2.4 Contracting. Sage may manufacture the Licensed Product (but not the bulk Captisol) or contract the manufacture of the Licensed Product (but not the manufacture of bulk Captisol) with reputable FDA-inspected third party manufacturers (each a “Contract Manufacturer”) upon notification to CyDex in writing of Sage’s intent to do so (such notice to include the identity and location of the proposed Contract Manufacturers). To the extent necessary to engage a Contract Manufacturer for the Licensed Product, Sage shall be permitted under this Agreement to grant any such Contract Manufacturer a sublicense under the licenses granted to Sage pursuant to Section 2.1 solely for such purposes; provided that Sage warrants and shall procure, as a condition precedent thereto, that (a) any such Contract Manufacturer shall first be advised of the restrictions set forth in this Agreement with respect to the transfer of the rights licensed to Sage and its Sublicensees hereunder and (b) any such Contract Manufacturer shall enter into an agreement (in a form reasonably satisfactory to CyDex, with CyDex named as an intended third-party beneficiary) with Sage pursuant to which such Contract Manufacturer shall acknowledge and agree to observe and be bound by the applicable restrictions set forth in this Agreement. Sage shall ensure that all of its Contract Manufacturers will comply with the terms and conditions of this Agreement and shall remain fully responsible for the compliance by such Contract Manufacturers with the terms and conditions of this Agreement as if such Contract Manufacturers were Sage hereunder.

2.5 Technology Transfer. Within [***] after the Effective Date, CyDex shall provide Sage with a technology transfer package, which shall include the Captisol Data Package. CyDex shall also, for a period of [***] after the Effective Date, make its personnel available to Sage and its Contract Manufacturers to respond to informational inquiries and provide technical assistance related to the Captisol Data Package. Beginning on the earlier of (i) [***] after the first contact by Sage relating to the technology transfer or (ii) [***] after the Effective Date, Sage shall compensate CyDex at the rate of $[***] for the time of CyDex personnel incurred to provide such services. Such technology transfer shall not include information related to the manufacture of bulk Captisol.

2.6 Negative Covenant by CyDex. During the Term of this Agreement, CyDex and its Affiliates shall not develop or commercialize any pharmaceutical composition comprising the Combination Product in and for the Field, and shall not in any way assist any Third Party in developing or commercializing any pharmaceutical composition comprising the Combination Product (including without limitation by granting any license or similar rights under intellectual property) in and for the Field.

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3.	MANUFACTURE AND SUPPLY OF CAPTISOL.

The provisions of the Supply Agreement and any related quality agreement shall govern the manufacture and supply of Captisol for use in the formulation of the Licensed Product.

4.	COMPENSATION.

4.1 Payments and Royalties for Licenses.

(a) One-Time Fee. Upon the exercise of its option under the License Agreement to enter into this Agreement and the related Supply Agreement, Sage has paid to CyDex a non-refundable, one-time option exercise fee. Receipt of such fee is hereby acknowledged.

(b) Milestone Payments. Within [***] following the occurrence of each of the milestone events listed below with respect to the Licensed Product, Sage shall provide written notice to CyDex of the achievement of such milestone event, and within [***] of the occurrence of each of the milestone events, pay to CyDex the applicable non-refundable milestone fee listed next to each such event in further consideration of the rights granted Sage hereunder. The milestone payments (each payable only one time regardless of the number of times achieved by the Licensed Product and regardless of the number of the Licensed Products there may be under this Agreement) are as follows. If any such milestone is achieved before all prior sequential milestones have been actually achieved, then any and all prior sequential milestones which were not previously actually achieved shall be deemed to have thereby been achieved, and the milestone payments for such deemed-achieved milestones shall also be payable within such [***].

	MILESTONE	MILESTONE PAYMENT
(i)	Upon submission to the FDA of the first investigational new drug application by Sage	$300,000
(ii)	Upon dosing of the first patient in the first Phase II study by Sage or under rights from Sage for a Licensed Product	$1,500,000
(iii)	Upon dosing of the first patient in the first Phase III or pivotal study by Sage or under rights from Sage for a Licensed Product	$1,500,000
(iv)	Upon acceptance for filing by the FDA of the first NDA	$2,500,000
(v)	Upon receipt of the first Marketing Approval from the FDA	$12,000,000
(vi)	Upon receipt of the second Marketing Approval from the FDA	$5,000,000
(vii)	Cumulative Net Sales for all Licensed Products hereunder exceed $250,000,000	$4,000,000
(viii)	Cumulative Net Sales for all Licensed Products hereunder exceed $500,000,000	$4,000,000
(ix)	Cumulative Net Sales for all Licensed Products hereunder exceed $1,000,000,000	$5,000,000
(x)	Cumulative Net Sales for all Licensed Products hereunder exceed $2,000,000,000	$10,000,000

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For avoidance of doubt, Net Sales under any other agreements entered into pursuant between the parties shall not be accumulated with Net Sales under this Commercial License Agreement for any purposes under this Agreement. If, at any time during the term of this Agreement, Sage has paid milestone payments in connection with the development of a Licensed Product containing [***] (but not including the use of such compounds in combination) under any other Commercial License Agreement with CyDex, and Sage subsequently terminates development of such product(s), then, all such milestone payments shall be creditable, on a dollar-for-dollar basis, against amounts that thereafter become due and payable under this Section 4.1(b).

(c) Royalties. In addition to amounts payable pursuant to Sections 4.1(a) and 4.1(b) above, Sage shall make royalty payments to CyDex on a [***] basis, in amounts equal to the appropriate royalty rate, according to the following rate schedule, times the applicable Net Sales during such quarter arising from the sale of Licensed Products in the Territory during the Term.

ANNUAL CUMULATIVE NET SALES IN THE TERRITORY	ROYALTY RATE
Up to $250,000,000	1.5%
$250,000,001 to $700,000,000	2.5%
$700,000,001 to $1,000,000,000	3.0%
$1,000,000,001 to $1,500,000,000	3.5%
Above $1,500,000,000	4.0%

All royalties payable to CyDex pursuant to this Section 4.1(c) shall be due and payable within [***] after the conclusion of each [***]. For clarity, the royalty rates set forth above in this Section 4.1(c) shall be applied to the total Net Sales of Licensed Products falling within the applicable range of aggregate annual Net Sales during the quarter and year. For example, if at the end of the first quarter of a particular calendar year, the cumulative Net Sales of Licensed Products was $495,000,000, then sales representing the first $250,000,000 in such first quarter would be subject to the 1.5% royalty rate and the remaining $245,000,000 would be subject to the 2.5% royalty rate under Section 4.1(c). And if then at the end of the second quarter of such particular calendar year, the annual cumulative Net Sales of Licensed Products was $1,050,000,000, then sales representing the first $205,000,000 in such second quarter would be subject to the 2.5% royalty rate, sales representing the next $300,000,000 in such second quarter would be subject to the 3.0% royalty rate and the remaining $50,000,000 would be subject to the 3.5% royalty rate under Section 4.1(c). For avoidance of doubt, Net Sales under any other agreements entered into pursuant between the parties shall not be accumulated with Net Sales under this Commercial License Agreement for any purposes under this Agreement.

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Territory, Sage shall have the right to [***] the royalty payments which would otherwise thereafter be owed pursuant to the first paragraph of this Section 4.1(c) with respect to Net Sales arising from the sale of Licensed Product in such country.

For avoidance of doubt, the parties confirm that if different royalty rates could apply to Net Sales of a particular unit of Licensed Product (e.g., manufactured in Country A but sold in Country B, and different royalty rates are then applicable to Country A than to Country B), the higher of the royalty rates shall apply to such unit of Licensed Product.

In establishing the royalty structure hereunder, the parties recognize, and Sage acknowledges, the substantial value of the various obligations being undertaken by CyDex under this Agreement, in addition to the grant of the licenses under the Captisol Data Package as well as under the Licensed Patents, to enable the rapid and effective market introduction of the Licensed Product. The parties have agreed to the payment structure set forth herein as a convenient and fair mechanism to compensate CyDex for these obligations.

4.2 Currency. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Net Sales based on foreign revenue [***]. Sage shall provide CyDex, together with each royalty payment owed pursuant to Section 4.1(c) above, a schedule detailing the calculation of Net Sales resulting from the conversion of foreign revenue to U.S. dollars as set forth herein.

4.3 Taxes. All amounts due hereunder exclude all applicable sales, use, and other taxes, and Sage will be responsible for payment of all such taxes (other than taxes based on CyDex’s income), fees, duties, and charges, and any related penalties and interest, arising from the payment of amounts due under this Agreement or the sublicense or license, as the case may be, under the Licensed Patents and Captisol Data Package under this Agreement. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Sage to CyDex under this Agreement. To the extent Sage is required to withhold taxes on any payment to CyDex, Sage shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as CyDex may reasonably request, to establish that such taxes have been paid. CyDex shall provide Sage any tax forms that may be reasonably necessary in order for Sage to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. CyDex shall use reasonable efforts to provide any such tax forms to Sage at least [***] before the due date for any payment for which CyDex desires that Sage apply a reduced withholding rate. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.

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4.4 Late Payments. Payments that are not made when due hereunder shall accrue interest, from due date until paid, at a rate equal to [***].

5.	RECORDS; REPORTS; AUDIT.

5.1 Records. During the Term and for a period of [***] thereafter, Sage shall, and shall require its Affiliates and Sublicensees to, maintain accurate records relating to clinical study subject enrollment for Studies of the Licensed Product and Net Sales of the Licensed Product.

5.2 Reports.

(a) [***]. Within [***] following the conclusion of each [***] during the Term, Sage shall provide CyDex with written reports with respect to such [***] that describe in reasonable detail Sage’s progress made toward achievement of the milestones specified in Section 4.1(b) above during such [***], including without limitation Sage’s then-current best estimate for the dates to achieve such milestones and the number of human subjects enrolled during such [***] in a clinical study conducted by or on behalf of Sage, its Affiliates and Sublicensees to support Marketing Approval for the Licensed Product and that received Licensed Product during such [***]. Within [***] following the conclusion of each [***] during the Term, Sage shall provide CyDex with a written report with respect to such [***] that sets forth in reasonable detail complete and accurate records of Sage’s, its Affiliates’ and Sublicensees’ Net Sales of the Licensed Product during such [***].

(b) [***] during the Term, Sage shall provide CyDex with written reports that: (i) update CyDex regarding development and commercial activities with respect to the Licensed Product, (ii) describe in reasonable detail Sage’s progress made toward achievement of the milestones specified in Section 4.1(b) above during the preceding [***]; (iii) summarize in reasonable detail Sage’s communications and meetings involving the FDA related to Captisol during the preceding [***]; (iv) detail Sage’s anticipated preclinical and clinical use of Captisol for the [***]; (v) provide CyDex with Sage’s non-binding, reasonable, estimated rolling projection for sales of the Licensed Product, in terms of volume quantities and Net Sales values, for the then-current and the next [***]; and (vi) set forth such other information regarding Captisol as mutually agreed upon by the parties.

5.3 Audit. Upon reasonable prior notice, such Section 5.1 records shall be available during regular business hours for examination and audit at the expense of CyDex, and not more often than [***], by an independent certified public accountant selected by CyDex and reasonably acceptable to Sage, for the sole purpose of verifying the accuracy of the financial reports furnished by Sage pursuant to this Agreement. Any amounts shown to be owed but unpaid shall be paid within [***] from the accountant’s report from the original due date, plus interest accrued thereon (from the applicable original due date) at the rate set forth in Section 4.4 above. Any amounts shown to have been overpaid shall be refunded within [***]. CyDex shall bear the full cost of such audit unless such audit discloses failure by Sage to pay any applicable

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milestone payment due or an underpayment by Sage of more than [***] of the amount due or any other material inaccuracies in a Sage report, in which case Sage shall bear the full cost of such audit, plus (as in all cases of underpayment) the underpayment amount and interest at the rate set forth in Section 4.4 above. All information learned in the course of any audit or inspection under this Section 5.3 shall be deemed to be Confidential Information of Sage, subject to the terms and provisions of Section 8 below, except to the extent necessary for CyDex to enforce its rights under this Agreement.

6.	DEVELOPMENT AND COMMERCIALIZATION BY SAGE.

6.1 Diligence. Sage shall (i) use at least Commercially Reasonable Efforts, and shall further require its Affiliates and Sublicensees to use at least Commercially Reasonable Efforts, to develop the Licensed Product, to seek Regulatory Approval of the Licensed Product in all countries and regions where it is commercially reasonable to so seek, and to commercialize the Licensed Product in each respective country and region following Regulatory Approval of the Licensed Product in such respective country/region, [***]. If Sage is unable to comply with the requirements set forth in Exhibit D hereto due to unanticipated events or changed circumstances that are beyond the reasonable control of Sage, including, for example, delays caused by changes to the development plan that are required in the exercise of sound scientific or commercial judgment due to new information regarding the development of product candidates or changes to the applicable regulatory requirements, then the Parties shall meet and make reasonable extensions to the deadlines provided on Exhibit D. In the event that Sage fails to meet the requirements of this Section 6.1, CyDex shall have the right to terminate this Agreement pursuant to Section 13.2 hereof. The Parties hereby agree and acknowledge that if Sage is licensee under Commercial License Agreements to rights in both [***], as well as rights in the Combination Product under this Agreement, that diligence obligations under this Agreement shall be waived so long as Sage has met its diligence obligations under the other two Commercial License Agreements.

6.2 Costs and Expenses. Other than those specified in this Agreement, Sage shall be solely responsible for all costs and expenses related to its development and commercialization of the Licensed Product, including without limitation, costs and expenses associated with all preclinical activities and clinical trials, and all regulatory filings and proceedings relating to the Licensed Product.

6.3 In Vivo Studies. If Sage wishes to conduct any in vivo study (preclinical or clinical, in animals or in humans, each a “Study”) of the Combination Product combined with or formulated using Captisol, then Sage shall notify CyDex of any such Study and of the protocol therefor in writing at least [***] before commencing such Study, and the following provisions shall apply:

(a) Dosing. Sage shall not exceed the dosing matrix levels of Captisol indicated by Exhibit E hereto without the written consent of CyDex.

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(b) Review of Protocol. Sage shall provide information regarding each protocol for each Study and agrees to allow CyDex to review and comment upon the aspects of such protocol which pertain solely to the use and administration of Captisol. Sage shall give due consideration and reasonably incorporate any input that CyDex provides regarding such protocol to the extent it pertains solely to the use and administration of Captisol. The contents of each such protocol shall be deemed to be Confidential Information of Sage, subject to the terms and provisions of Section 8 below.

(c) Compliance with Laws. Sage represents and warrants that each Study will be performed in accordance with all applicable laws, regulations and requirements. Sage will provide or cause to be provided all appropriate warnings to participants enrolled in each Study and obtain or cause to be obtained appropriate documentation of informed consent from all participants in each such Study.

(d) Adverse Events. Sage agrees to immediately inform CyDex if any adverse effects are observed and ascribed to Captisol in any Study in accordance with Section 7.3 hereof if applicable and in a reasonable and prompt manner if Section 7.3 hereof is not applicable. To accurately track adverse events and preserve the validity of each Study, Sage shall only use Captisol supplied by CyDex for each such Study conducted under the scope of this Agreement, and shall not use and any other cyclodextrin product supplied by a third party.

(e) Reporting and Study Data. Sage agrees to provide CyDex with copies of the final and full reports of all Studies conducted under this Section 6.3, promptly upon completion thereof, and Sage hereby grants to CyDex a non-exclusive, royalty-free license (with the right to sublicense) to use and disclose such data as required by applicable law to update the DMF for Captisol.

(f) Review of Regulatory Filings and Publications. At least [***] before a submission of any proposed written publication material or regulatory submission (which shall be subject to the restrictions of Section 8 hereof), Sage shall provide to CyDex for CyDex’s review and comment a copy of any proposed written publication, material or regulatory submission reporting results of a Study where such publication material refers to Captisol or to [***]. Sage shall give due consideration and reasonably incorporate any input that CyDex provides regarding Captisol or [***].

6.4 Right of Reference. Sage shall have the right to reference the DMF solely in connection with Sage’s regulatory filings submitted in connection with obtaining Regulatory Approval for the Licensed Product.

6.5 Access to Sage’s Data. CyDex shall have the right to reference and utilize all toxicology/safety and other relevant scientific data developed on Captisol alone (and not in conjunction with a product formulation) by Sage, its Sublicensees or Affiliates as required by applicable laws relating to adverse event reporting and/or in connection with development and commercialization of Captisol or for fulfilling its obligations under this Agreement, all at no cost to CyDex. Upon request by CyDex, Sage shall either provide CyDex with a copy of all such data or shall make such data accessible to CyDex at times and locations reasonably agreeable to CyDex.

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7.	REGULATORY MATTERS.

7.1 Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Sage shall be solely responsible for all communications with regulatory agencies in connection with the Licensed Product. Sage shall provide CyDex with copies of the portions of all regulatory submissions containing Captisol data alone (and not in conjunction with any product formulation) [***] before submission and shall allow CyDex to review and comment upon said submissions. The contents of each such submission shall be deemed to be Confidential Information of Sage, subject to the terms and provisions of Section 8 below. Sage shall promptly inform CyDex of meetings with the FDA (or other regulatory agencies in the Territory) regarding the Licensed Product. If Sage submits written responses to the FDA that include data on Captisol alone, CyDex shall be permitted to review such written materials before submission. If CyDex reasonably objects to the contents of such written responses relating to Captisol, the parties agree to cooperate in working toward a reasonable and mutually agreeable response, provided that Sage shall be entitled to in good faith and with full regard for CyDex’s interests and concerns make the final determination as to the contents of any such materials.

7.2 Material Safety. CyDex shall provide Sage, in writing, from time to time, with (a) relevant material information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol, and (b) the then-current material safety data sheet for Captisol. CyDex warrants that all such information shall to CyDex’s knowledge be complete and accurate. Notwithstanding the foregoing or anything in this Agreement to the contrary, with respect to any information that is provided in accordance with this Agreement by CyDex, Sage is solely responsible for (i) use of such documentation, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency, (ii) document control and retention, and (iii) determining the suitability of any such documentation for use in any regulatory submission.

7.3 Adverse Event Reporting. Sage shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Captisol or Licensed Product-related, which occurs or worsens following administration of Captisol or Licensed Product. Sage shall provide CyDex with copies of all reports of any such adverse event which is serious (any such adverse event involving Captisol or the Licensed Product that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) which Sage has reason to believe are associated with Captisol within [***] following (i) Sage’s submission of any such report to any regulatory

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agency, or (ii) receipt from Sage’s Sublicensee, co-marketer or distributor of any such report to any regulatory agency. Sage shall also advise CyDex regarding any proposed labeling or registration dossier changes affecting Captisol. Reports from Sage shall be delivered to the attention of Chief Scientific Officer, CyDex, with a copy to General Counsel, Ligand, at the address set forth in Section 14.7. The parties shall mutually cooperate with regard to investigation of any such serious adverse event, whether experienced by Sage, CyDex or any other Affiliate, Sublicensee, co-marketer or distributor of CyDex or Sage.

7.4 Product Recalls. If any Captisol should be alleged or proven not to meet the Specifications, Sage shall notify CyDex immediately, and both parties shall cooperate fully regarding the investigation and disposition of any such matter. In the event of a dispute arises between the parties as to whether or not Captisol purchased by Sage meets the Specifications, such dispute shall be immediately resolved by submitting it to an independent quality control laboratory mutually agreed upon by the parties. The findings of such independent laboratory shall be binding upon the parties. The cost of the independent quality control laboratory shall be borne by the party whose results are shown by such laboratory to have been incorrect. If (i) Sage and CyDex agree in writing that it is appropriate to recall any Licensed Product, or (ii) the FDA requires the recall of any Licensed Product, and in either case, to the extent that such recall is due to issues relating to Captisol, then CyDex agrees, upon substantiation thereof, to bear a proportionate share (based on the extent to which the recall was caused by issues relating to Captisol) of the reasonable direct costs associated with said recall, including a proportionate share of the actual cost of conducting the recall in accordance with the recall guidelines of the applicable governmental authority, including without limitation, a proportionate share of the cost of the Licensed Product subject to the recall. Sage shall in all events be responsible for conducting any such recalls with respect to the Licensed Product and shall maintain records of all sales of Licensed Product and customers sufficient to adequately administer any such recall, for a period of five years after termination of this Agreement.

8.	CONFIDENTIALITY.

8.1 Definition. Sage and CyDex each recognizes that, during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 8. Neither Sage nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and which is obviously Confidential Information, or which is designated in writing by the Disclosing Party as “Confidential” (or equivalent), or which when disclosed orally is declared to be confidential by the Disclosing Party and confirmed in a writing delivered to the Receiving Party within [***] of such disclosure, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets,

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processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package, and Sage’s Confidential Information includes Sage Patents and Sage Know-How.

8.2 Obligation. CyDex and Sage agree that they will disclose the other’s Confidential Information to its (or its respective parent’s) own officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent, and any such disclosure to a Third Party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 8. The party which disclosed Confidential Information of the other to any Third Party shall be responsible and liable for any disclosure or use by such Third Party (or its disclosees) which would have violated this Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Unless otherwise specified in this Agreement and subject to terms and conditions in this Agreement, if so requested by the other party a party shall promptly return all relevant records and materials in its possession or control containing or embodying the other party’s Confidential Information (including all copies and extracts of documents); provided, however, that each party may retain one archival copy (and such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems) of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

8.3 Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by appropriate documentation:

(i) at the time of disclosure is in the public domain;

(ii) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party or its disclosees;

(iii) is independently developed by Receiving Party personnel with no reference or access to the Confidential Information; or

(iv) is made available to the Receiving Party by an independent third party without obligation of confidentiality, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder.

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In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the Securities and Exchange Commission, or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.

8.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.

8.5 Third Party Information. The parties acknowledge that the defined term “Confidential Information” shall include not only a disclosing party’s own Confidential Information but also Confidential Information of a Third Party which is in the possession of a disclosing party.

Sage acknowledges that CyDex’s Confidential Information includes information developed by [***] that is confidential to both CyDex and [***]. In so far as Confidential Information of [***] is disclosed, [***] is a third-party beneficiary of this Section 8 of this Agreement and may enforce it or seek remedies pursuant to it in accordance with its terms.

Sage agrees not to disclose to CyDex any Confidential Information of a Third Party which is in the possession of Sage, unless CyDex has given an express prior written consent (which specifies the owner of such Confidential Information) to receive such particular Confidential Information. If CyDex refuses to provide such consent, then any obligation of Sage to provide such information to CyDex under this Agreement shall be deemed waived by CyDex.

8.6 Public Announcements. The parties will mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable Law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other party. Before any such public announcement, the party wishing to make the announcement will submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon.

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9.	REPRESENTATIONS AND WARRANTIES.

9.1 Mutual Representations and Warranties. Each party represents and warrants to the other (as of the Effective Date) as follows:

(i) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;

(ii) it has the power and right to enter into this Agreement and to perform its obligations hereunder;

(iii) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(iv) the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;

(v) all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;

(vi) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents; and

(vii) it has not entered into any agreement with any third party that is in conflict with the rights granted to the other party pursuant to this Agreement.

9.2 CyDex Representation. CyDex owns all right, title and interest in and to, or in-licenses with the right to sublicense, the Captisol Patents listed on Exhibit A attached hereto.

9.3 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 9 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, CAPTISOL, THE LICENSED PATENTS OR THE CAPTISOL DATA PACKAGE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

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10.	INDEMNIFICATION.

10.1 By CyDex. CyDex shall defend, indemnify and hold Sage and its Affiliates and Sublicensees, and each of their respective directors, officers, agents and employees, harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by Sage as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex and its Affiliates (including without limitation, the sale of Captisol by CyDex to Sage under the Supply Agreement); (b) infringement of any person’s intellectual property rights in Captisol per se; (c) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 9.1, and (d) CyDex’s negligence or misconduct.

10.2 By Sage. Sage shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers, agents and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of the Licensed Product by Sage, its Affiliates and Sublicensees; (b) any acts or omissions by Sage in connection with pre-clinical studies and clinical studies of actual or potential Licensed Products; (c) infringement of any person’s intellectual property rights in connection with the subject matter of this Agreement (other than intellectual property rights in Captisol per se); (d) Sage’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 9.1 and (e) Sage’s negligence or misconduct.

10.3 Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnifying Party.

10.4 Procedure.

(a) The person intending to claim indemnification under this Section 10 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification, and a reasonable explanation of the basis for the Claim and the amount of alleged Losses to the extent of the facts then known by the Indemnified Party. (Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency.) The Indemnifying Party shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that if the Indemnifying Party assumes the defense, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the sole cost and expense of the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include

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both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them. And provided further that, if the Indemnifying Party shall fail to assume the defense of and reasonably defend such Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party.

(b) The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.

(c) Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim.

11. LIMITATION OF LIABILITY. EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCT OR USE (PURSUANT TO OR IN CONNECTION WITH THE RIGHTS GRANTED UNDER THIS AGREEMENT) OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. [***]. PROVIDED, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT CYDEX’S RIGHT TO TAKE ACTION TO ENFORCE THIS COMMERCIAL LICENSE AGREEMENT TO COLLECT AMOUNTS THAT ARE PROPERLY DUE AND OWING UNDER ARTICLE 4 HEREOF. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN [***] AFTER SUCH PARTY HAS KNOWLEDGE OF THE LEGAL AND FACTUAL BASIS FOR SUCH CAUSE OF ACTION OR AFTER EXPIRATION OF THE APPLICABLE

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STATUTORY LIMITATIONS PERIOD, WHICHEVER IS SOONER. FOR AVOIDANCE OF DOUBT, THE PARTIES’ RESPECTIVE RIGHTS AND OBLIGATIONS WITH RESPECT TO ANY LIABILITY THAT MAY ACCRUE UNDER THE LICENSE AGREEMENT, ANY COMMERCIAL LICENSE AGREEMENT (OTHER THAN THIS AGREEMENT) OR ANY SUPPLY AGREEMENT OR IN CONNECTION WITH ACTIVITIES CONDUCTED PURSUANT TO OR CONTEMPLATED BY ANY SUCH AGREEMENTS SHALL BE DETERMINED PURSUANT TO THE TERMS OF THOSE AGREEMENTS AND NOT BY THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

12.	MANAGEMENT OF LICENSED PATENTS.

12.1 Prosecution and Maintenance.

(a) CyDex Patents. CyDex shall maintain, [***]. CyDex agrees that, during the Term, it will use Commercially Reasonable Efforts to prosecute, obtain and maintain the Captisol Patents in [***]. In the event that CyDex decides not to prosecute and maintain the Captisol Patents in a country or countries which is not a major market, CyDex shall provide not less than [***] prior written notice of such decision, and Sage shall have the option to take over the prosecution and maintenance in such country or countries.

(b) Licensed Product Patents. Sage shall maintain, [***], provided that CyDex shall be provided with the right and opportunity to give comments and recommendations as to the overall strategy regarding the filing, prosecution and maintenance of the Licensed Product Patents. Sage agrees that, during the Term, it will use Commercially Reasonable Efforts to prosecute, obtain and maintain the Licensed Product Patents in [***]. In the event that Sage decides not to prosecute and maintain the Licensed Product Patents in a country or countries which is not a major market, Sage shall provide not less than [***] prior written notice of such decision, and CyDex shall have the option to take over the prosecution and maintenance in such country or countries.

(c) Sage Patents and Sage Know-How. Sage shall be the sole and exclusive owner of Sage Patents and Sage Know-How. Sage, at its own cost and expense, shall be solely responsible for prosecuting and maintaining Sage Patents.

12.2 Infringement of Captisol Patents by Third Parties.

(a) If Sage becomes aware that a third party may be infringing a Captisol Patent, it will promptly notify CyDex in writing, providing all information available to Sage regarding the potential infringement. CyDex shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. If CyDex elects to take action, Sage shall, at CyDex’s request and expense, cooperate and shall cause its employees and advisers to cooperate with CyDex in taking any such action, including but not limited to, cooperating with the prosecution of any infringement suit by CyDex related to a Captisol Patent. Sage shall not take any such action against the alleged infringer related to a Captisol Patent without the written consent of CyDex.

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(b) If Sage becomes aware that a third party may be infringing a Licensed Product Patent, it will promptly notify CyDex in writing, providing all information available to Sage regarding the potential infringement. Sage shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. If Sage elects to take action, CyDex shall, at Sage’s request and expense, cooperate and shall cause its employees and advisers to cooperate with Sage in taking any such action, including but not limited to, cooperating with the prosecution of any infringement suit by Sage related to a Licensed Product Patent. CyDex shall not take any such action against the alleged infringer related to a Licensed Product Patent without the written consent of Sage.

13.	TERM AND TERMINATION.

13.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect unless and until terminated as set forth herein. Upon the expiration or termination of the Term, this Agreement, and the rights, licenses and obligations granted hereunder, shall terminate, subject only to Section 13.5.

13.2 Termination for Breach.

(a) Notice. If either party believes that the other is in material breach of this Agreement, then the party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other party (the “Notified Party”). The Notified Party shall have [***] to cure such breach to the extent involving non-payment of amounts due hereunder, and [***] to either cure such breach for all other material breaches, or, if cure of such breach other than non-payment cannot reasonably be effected within such [***] period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing but in no event in excess of an additional [***] period. Following delivery of such a plan, the Notified Party shall diligently carry out the plan and cure the breach and the cure period shall be extended by the time period provided in such plan but in no event to exceed [***] from the date of any initial breach notice delivered under this Section 13.2.

(b) Failure to Cure. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 13.2, then the Non-breaching Party may terminate this Agreement upon written notice to the Notified Party.

13.3 Sage Right to Terminate. Sage shall have the right to terminate this Agreement, without cause, on [***] prior written notice to CyDex.

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13.4 Termination of the Supply Agreement. For clarity, this Agreement shall terminate if the Supply Agreement is terminated.

13.5 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the termination of this Agreement shall survive the termination of this Agreement. And, such termination shall not relieve either party from obligations that are expressly indicated to survive termination of this Agreement, nor shall any termination of this Agreement relieve Sage of its obligation to pay CyDex royalties for all Licensed Product sold by Sage, its Affiliates or Sublicensees before the effective date of such termination. Sections 2.2 (Grant of License from Sage to CyDex), 4.1 (Payments and Royalties for Licenses), 4.2 (Currency), 4.3 (Taxes), 4.4 (Late Payments), 5 (Records; Reports; Audits), 6.3 (In Vivo Studies), 6.5 (Access to Sage’s Data), 7.3 (Adverse Event Reporting), 7.4 (Product Recalls), 8 (Confidentiality), 9.3 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 13.3 (CyDex Rights Upon Termination), 13.5 (Survival), and 14 (General Provisions) shall survive termination of this Agreement.

14.	GENERAL PROVISIONS.

14.1 Non-Solicitation. During the Evaluation Period and for a period of one year thereafter, neither party shall solicit any employee of the other party to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.

14.2 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other.

14.3 Compliance with Law. Each of the parties shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing product quality and safety and patent, copyright and trade secret protection.

14.4 Arbitration.

(a) Procedure. Except as otherwise expressly set forth in this Agreement, any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in Boston, Massachusetts. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Sage. If CyDex and Sage

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cannot agree on a single arbitrator within [***]68 after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Sage shall appoint an arbitrator, the two arbitrators shall appoint a third arbitrator, and the three arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within [***] after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.4(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

(b) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

(c) Interim Equitable Relief. Notwithstanding Section 14.4(a), but subject to the limitations set forth in Article 11, each party shall not be precluded from seeking equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests.

(d) Binding Effect. The provisions of this Section 14.4 shall survive any termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

14.5 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear [***].

14.6 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order or national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of

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such inability and of the period during which such inability is expected to continue and the time for performance shall be extended for a number of days equal to the duration of the force majeure.

14.7 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 14.7. Unless otherwise provided, all notices shall be sent:

If to CyDex, to:

CyDex Pharmaceuticals, Inc.

10513 W. 84th Terrace

Lenexa, KS 66214

Attention: President

Fax: (913) 685-8856

With a copy to:

General Counsel

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road

Suite 300

La Jolla, CA 92037

Fax: (858) 550-7272

If to Sage, to:

Sage Therapeutics, Inc.

29 Newbury Street, Suite 301

Boston, Massachusetts 02116

Attention: President

Fax: (617) 859-2891

With a copy to:

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Attention: Christopher Denn

Fax: (617) 523-1231

If sent by facsimile transmission, [***] shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.

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14.8 Use of Name; Publicity. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law or the rules of NASDAQ. The parties agree that a party may disclose this Agreement’s existence and terms, and material developments or material information generated under this Agreement, in (i) securities filings with the Securities and Exchange Commission (or equivalent foreign agency) to the extent required by law, or (ii) under conditions of confidentiality/nonuse in connection with investment and similar corporate transactions. Notwithstanding the above, once a public announcement has been made, either party shall be free to disclose to third parties any information contained in said public announcement. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text before such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

14.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without giving effect to any conflicts of law principles that require the application of the law of a different state).

14.10 Entire Agreement; Amendment. The Commercial License Agreement and all Exhibits attached hereto contain the entire agreement of the parties relating to the subject matter hereof and thereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex (and/or any of its Affiliates) and Sage (and/or any of its Affiliates) relating to the subject matter hereof and thereof; provided, that any confidentiality/nonuse provisions of any prior agreement are not superseded and will remain in effect in addition to the confidentiality/nonuse provisions hereof. This Agreement can not be amended except by way of an express writing signed by both parties.

14.11 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to, CyDex and Sage and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

14.12 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

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14.13 Severability. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision). This Agreement shall not be invalidated by any future determination that any or all of the Licensed Patents have expired or been invalidated

14.14 Assignment. Sage may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of CyDex, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sage may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without CyDex’s prior written consent. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement. Any assignment by Sage not in accordance with this Section 14.14 shall be void. CyDex has the right to assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party, without any requirement for consent of Sage provided that CyDex also assigns all of its right, title and interest in all assets, including without limitation, intellectual property rights, pertaining to its Captisol business to the same third party contemporaneous with the assignment of this Agreement.

14.15 Third Party Beneficiaries. Except for the rights of Indemnified Parties pursuant to Section 10 hereof, and subject to Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Sage or such Indemnified Party, and not Sublicensees.

14.16 Remedies Cumulative. Except as provided in Section 11, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity.

14.17 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

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14.18 Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

14.19 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

[Remainder of this page left blank intentionally]

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IN WITNESS WHEREOF, the parties have executed this Commercial License Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:

Name:

Title:

SAGE THERAPEUTICS, INC.

By:

Name:

Title:

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EXHIBIT A: CAPTISOL PATENTS

[Exhibit A consists of 4 pages]

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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***][72]	[***]	[***]

[Exhibit continues on next page]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A (CONTINUED)

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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A (CONTINUED)

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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A (CONTINUED)

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* * * * *

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EXHIBIT B: LICENSED PRODUCT PATENTS

[***]	[***]	[***]	[***]	[***]	[***]
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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT C: SPECIFICATIONS

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EXHIBIT D: SPECIFIED DILIGENCE REQUIREMENTS

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EXHIBIT E: DOSING

Dosing Matrix (Animals)

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EXHIBIT E (CONTINUED)

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[***]

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EXHIBIT B

FORM OF SUPPLY AGREEMENT

(attached)

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Exhibit B

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this “Agreement”) is made this          day of         , 201     (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

SAGE THERAPEUTICS INC., a Delaware corporation with offices at 29 Newbury Street, Suite 301, Boston, Massachusetts 02116 (“Sage”).

RECITALS

WHEREAS, CyDex and Sage are also parties to that certain Commercial License Agreement of even date herewith (the “Commercial License Agreement”) and that certain License Agreement dated October 13, 2011 (the “License Agreement”); and

WHEREAS, CyDex desires to sell Captisol® to Sage or its Contract Manufacturers (defined below), and Sage desires to obtain supplies of Captisol® from CyDex, for use in the Licensed Product, in accordance with the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Definitions.

For the purposes of this Agreement, defined terms shall have the meanings defined in the Commercial License Agreement or as defined elsewhere in this Agreement. For reference purposes, “Affiliate”, “Captisol”, “Claim”, “Clinical Grade Captisol”, “Commercial Grade Captisol”, “Commercial Launch Date”, “Commercially Reasonable Efforts”, “Compound”, “Contract Manufacturer”, “FDA”, “Field”, “Licensed Product”, “NDA”, “[***]” “Specifications”, and “Sublicensees” are defined in the Commercial License Agreement.

2.	Purchase and Supply of Captisol.

2.1 Clinical Quantities. Sage shall have, subject to the terms and conditions of this Agreement, the right to purchase Clinical Grade Captisol and/or Commercial Grade Captisol from CyDex, at the purchase prices specified in Exhibit A hereto, as may be increased pursuant to Section 4.1(a); such purchase prices [***] CyDex’s production point or storage facilities.

2.2 Purchase Commitment. Subject to the provisions of this Agreement and during the Term of this Agreement, Sage agrees that Sage and its Affiliates and Sublicensees and their Contract

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Manufacturers shall purchase [***] of their requirements for Captisol for use in the formulation of Licensed Product exclusively from CyDex. Sage shall not itself, and will not permit its Affiliates and Sublicensees to, make, sell, offer to sell or import bulk Captisol. This Agreement and the Commercial License Agreement do not grant Sage, its Affiliates or Sublicensees or their Contract Manufacturers the right to manufacture (or have manufactured on their behalf) Captisol, without CyDex’s prior written consent. Sage covenants and agrees that it and its Affiliates, Sublicensees and Contract Manufacturers shall not re-sell any Captisol purchased pursuant to this Agreement (except as incorporated into the Licensed Product in and for the Field), and shall not use any Captisol purchased pursuant to this Agreement except in connection with the Licensed Product in and for the Field. Before entering into an agreement with any Sublicensees or Contract Manufacturers, Sage shall advise such Sublicensee or Contract Manufacturer of the foregoing restrictions and shall obtain such Sublicensee’s or Contract Manufacturer’s written agreement to observe and be bound thereby. Sage shall be responsible and liable for any actions by its Affiliates, Sublicensees and Contract Manufacturers which would have violated this Section 2.2 if committed by Sage itself.

2.3 Supply Commitment. CyDex agrees that CyDex shall produce (or have produced for it) and sell to Sage and its Affiliates and Sublicensees and their Contract Manufacturers [***] of Sage’s and its Affiliates’ and Sublicensees’ and their Contract Manufacturers’ requirements for Captisol for use in the formulation of Licensed Product in and for the Field, during the Term and subject to the provisions of this Agreement; provided that, and notwithstanding anything to the contrary in this Agreement, in no event shall CyDex be obligated to supply to Sage or its Affiliates or Sublicensees or their Contract Manufacturers more than an aggregate quantity of [***] pursuant to this Agreement.

2.4 Third-Party Manufacturers. Without limiting CyDex’s responsibility under this Agreement, CyDex shall [***].

3.	Supply Terms.

3.1 Orders. During the Term and subject to the provisions of this Agreement, Sage may place orders in customary form (or, to the extent so required by Section 3.2(d), in Section 3.2(d) form) for Captisol on behalf of its Affiliates and Sublicensees; provided, however that: (a) Sage shall instruct CyDex as to the location for the shipment thereof; (b) Sage shall guarantee payment to CyDex of all amounts payable with respect thereto; and (c) if Sage requests that CyDex deliver such orders to Sage for re-delivery thereof by Sage to its Affiliates or Sublicensees, Sage shall comply with all applicable laws, rules and regulations applicable to the transportation of Captisol from Sage to its Affiliates and Sublicensees.

3.2 Supply Terms.

(a) Long-term Forecast. No later than [***] before the anticipated Commercial Launch Date, Sage shall provide CyDex with a good-faith forecast setting forth Sage’s estimate of the required quantities of Commercial Grade Captisol for each of the following three years. Such long-term forecast shall thereafter be updated by Sage at least once every [***]. Such long-term forecasts shall not be binding and shall be for planning purposes only.

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(b) Detailed Forecast. At least [***] before the first order of Commercial Grade Captisol, Sage shall deliver to CyDex a detailed good-faith rolling forecast setting forth Sage’s requirements and anticipated delivery schedules for Commercial Grade Captisol for the [***] period following such first order (the “Initial Detailed Forecast”). The Initial Detailed Forecast shall thereafter be updated by Sage quarterly (each a “Detailed Forecast”), no later than the [***], so that each [***] CyDex shall have been provided with a rolling Detailed Forecast for each [***] during the [***] period commencing on the [***] of the next [***] following the date on which such Detailed Forecast is submitted. Before the [***] of the Commercial Launch Date, the first [***] of each Detailed Forecast shall be firm and binding on both parties, subject to the permissible variances set forth in Section 3.2(c)(i) below, while the final [***] of each Detailed Forecast shall not be binding and shall be for planning purposes only. After the [***] of the Commercial Launch Date, the entire Detailed Forecast shall be firm and binding on both parties, subject to the permissible variances set forth in Section 3.2(c)(ii) below. If Sage fails to provide any updated Detailed Forecast in accordance with this Section 3.2(b), the Detailed Forecast last provided by Sage shall be deemed to be resubmitted as Sage’s binding Detailed Forecast for the next succeeding [***] period, and with the same quantity and timing as had been forecasted (or deemed to be forecasted) for the [***] of the prior Detailed Forecast being repeated as the forecasted quantity and timing for the new Detailed Forecast’s [***].

(c) Detailed Forecast Variances.

(i) Until the 3rd anniversary of the first Commercial Launch Date, each updated Detailed Forecast may modify the amount of Commercial Grade Captisol estimated in the previous Detailed Forecast and the corresponding delivery timing in accordance with the following limitations (the “Purchase Volume Limitations”):

(1) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease per month from the prior Detailed Forecast may be made without the prior express written consent of CyDex; and

(2) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease [***] from the prior Detailed Forecast may be made without the prior express written consent of CyDex.

(3) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease from the prior Forecast may be made without the prior express written consent of CyDex; and

(4) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease from the prior Forecast may be made without the prior express written consent of CyDex.

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(ii) After the [***] of the Commercial Launch Date, the Purchase Volume Limitations shall be deemed modified as follows:

(1) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease [***] from the prior Detailed Forecast may be made without the prior express written consent of CyDex;

(2) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease from the prior Detailed Forecast may be made without the prior express written consent of CyDex;

(3) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease from the prior Forecast may be made without the prior express written consent of CyDex; and

(4) for the [***] covered by such updated Detailed Forecast, no change in excess of a [TBD%] volume increase or decrease from the prior Forecast may be made without the prior express written consent of CyDex.

(d) Purchase Orders. Together with each Detailed Forecast provided under Section 3.2(b) above, Sage shall place a firm purchase order with CyDex in a form mutually agreed upon by the parties, for Sage’s order of Commercial Grade Captisol for the [***] of the Detailed Forecast for delivery consistent with the Detailed Forecast. Detailed Forecasts deemed delivered pursuant to the last sentence of Section 3.2(b) shall also be deemed to be accompanied by corresponding firm purchase orders for the [***]. Each purchase order, for all grades of Captisol, shall specify: (i) the grade of Captisol ordered (i.e., Commercial Grade Captisol or Clinical Grade Captisol); (ii) quantities; (iii) delivery dates; and (iv) reasonable shipping instructions. CyDex shall comply with Sage’s requested delivery dates if the firm purchase order date is at least [***] before the stipulated delivery date and is made in accordance with the quantities set forth in the latest Detailed Forecast. Any such firm purchase order for Commercial Grade Captisol provided by Sage, to the extent such order is in the form mutually agreed upon by the parties and does not request more or less than the Purchase Volume Limitations, shall be deemed accepted by CyDex upon receipt by CyDex. With respect to any quantities ordered under such purchase order that exceed the Purchase Volume Limitations, CyDex shall not be obligated to accept such orders but nevertheless shall use good faith efforts to fill such orders for such excess quantities from available supplies. If CyDex, despite the use of good faith efforts, is unable to supply such quantities that exceed the Purchase Volume Limitations to Sage, such inability to supply shall not be deemed to be a breach of this Agreement by CyDex or a failure by CyDex to supply for any purpose. CyDex shall use reasonable efforts to notify Sage as soon as possible, but no less than within [***], after its receipt of Sage’s purchase order of its ability to fill any amounts of such order that are in excess of the Purchase Volume Limitations. If any purchase order or other document submitted by Sage hereunder or any other document passing between the parties contains terms or conditions in addition to or inconsistent with the terms of this Agreement, the terms of this Agreement shall control and prevail and the parties hereby agree that such additional or inconsistent terms shall

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simply be ignored and deemed not to exist, unless they are handwritten and expressly identified as being additional to or inconsistent with this Section 3.2(d) and are signed by officers of both parties next to the handwriting.

3.3 Delivery. Sage acknowledges the inherent risk that a batch of Captisol may be lost in production or shipment, and Sage shall use commercially reasonable efforts to maintain a sufficient inventory of Captisol in the event of late delivery by CyDex. Quantities actually delivered to Sage or Sage’s designee pursuant to an accepted purchase order may vary from the quantities reflected in such purchase order by up to [***] and still be deemed to be in compliance with such purchase order; provided, however, that Sage shall only be invoiced and required to pay for the quantities of Captisol that Sage actually ordered and CyDex actually delivered to Sage or Sage’s designee. CyDex shall use Commercially Reasonable Efforts to include, in the next shipment of Captisol to Sage, any quantities ordered pursuant to an accepted purchase order but not delivered.

3.4 Modified Specifications. CyDex shall have the right to change the Specifications from time to time during the Term; provided that any change to the Specifications that would require Sage to (i) conduct additional process validation or (ii) comply with additional clinical study requirements from the FDA or other major-market regulatory agencies that would be beyond that required for the Licensed Product formulated with Captisol meeting the unmodified Specifications, will require Sage’s prior written consent. In the event that CyDex desires to change the Specifications, CyDex shall give Sage at least [***] notice. If CyDex desires to change the Specifications or a regulatory agency requires a change to the Specifications where such change is generally applicable to Captisol, CyDex shall reimburse Sage for any Captisol purchased hereunder which is rendered unusable in all major markets by such change in Specifications. CyDex shall use Commercially Reasonable Efforts to cooperate with Sage to, if necessary, have any change approved by the FDA and other regulatory agencies having jurisdiction. CyDex will continue to provide Captisol with the unmodified Specifications under the terms of this Agreement until such time that Sage has obtained any required approvals for the Specification change by the FDA and other applicable major-market regulatory agencies. In the event that the FDA or another applicable major-market regulatory agency having jurisdiction requires Sage to implement any changes to the Specifications, CyDex shall use all reasonable efforts to make such changes. CyDex shall promptly advise Sage as to any lead-time changes or other terms that may result from a change to the Specifications. Sage shall bear the costs CyDex actually incurred for materials already purchased expressly for Sage, its Affiliates or Sublicensees and rendered unusable by a change in Specifications requested by Sage and agreed to by CyDex. If a regulatory agency requires a change to the Specifications where such change is not generally applicable to Captisol but is specific to the Licensed Product, or if Sage requests a change to the Specifications which CyDex agrees to, then Sage shall be responsible for the documented, reasonable costs incurred to generate such unique, modified Specifications. In all other instances, CyDex shall bear all costs associated with any change to the Specifications.

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3.5 Inability to Supply.

(a) Notice. CyDex shall notify Sage if CyDex is unable to supply the quantity of (i) Commercial Grade Captisol ordered by Sage within the Purchase Volume Limitations set forth in Section 3.2(c) or (ii) Clinical Grade Captisol ordered by Sage as set forth in Section 2.1 above: (1) as soon as possible but no less than within [***] after CyDex’s receipt of a purchase order from Sage; or (2) immediately upon becoming aware of an event of force majeure or any other event including, but not limited to, CyDex’s failure to pass any regulatory inspections or as a result of modified Specifications that would render CyDex unable to supply to Sage the quantity of Captisol that CyDex is required to supply hereunder.

(b) Allocation. If CyDex is unable to supply to Sage the quantity of Captisol that CyDex is required to supply hereunder, CyDex (i) shall allocate its available Captisol among Sage and any other purchasers of Captisol with which CyDex then has an on-going contractual relationship, in proportion to the quantity of Captisol for which each of them has orders pending at such time and (ii) shall take all reasonable steps necessary to minimize supply delays. The supply allocation provided in this Section 3.5(b) and the alternate suppliers provisions of Section 3.5(c) shall be CyDex’s sole obligation and Sage’s sole and exclusive remedy for any supply shortage.

(c) Alternate Suppliers. If CyDex fails to supply to Sage, or if CyDex will be unable to supply Sage with [***] (i.e., maximum shortfall of [***]) of the quantity of Captisol properly forecasted and ordered by Sage (and provided such order was within the Purchase Volume Limitations) in accordance with this Agreement, for a period of [***] or longer or if any such failure occurs [***] or more times during any [***] period (“Supply Interruption”) then CyDex shall immediately provide written notice to Sage of the Supply Interruption. In the event of a Supply Interruption:

(i) [***]

(ii) [***]

(iii) [***]

3.6 Control; Acceptance and Rejection.

(a) Quality Control. CyDex shall conduct or have conducted quality control testing of Captisol before shipment in accordance with the Specifications and other CyDex-approved quality control testing procedures that shall be set forth in the Specifications (the “Testing Methods”). CyDex shall retain or have retained accurate and complete records pertaining to such testing as well as samples (equal to at least twice the amount required to perform the full suite of Testing Methods) from each lot of Captisol shipped to Sage, for at least through the expiration date of such Captisol [***] or longer if required by law. Each shipment of Captisol hereunder shall be accompanied by a certificate of analysis for each lot of Captisol therein.

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(b) Acceptance Testing. Sage shall have a period of [***] from the date of receipt to test or cause to be tested Captisol supplied under this Agreement. Sage or its designee shall have the right to reject any shipment of Captisol that does not conform in all respects with the Specifications at the time of delivery when tested in accordance with the Testing Methods. All shipments of Captisol shall be deemed accepted by Sage unless CyDex receives written notice of rejection from Sage within such [***] period, describing the reasons for the rejection in reasonable detail. Once a delivery of Captisol is accepted or deemed accepted hereunder, Sage shall have no recourse against CyDex in the event Captisol is subsequently deemed unsuitable for use for any reason, except as provided in Section 10 below and except for Captisol that is not fit for use after the acceptance has occurred due to a defect in the Captisol that could not be detected through the performance of the Testing Method.

(c) Confirmation. After its receipt of a notice of rejection from Sage pursuant to Section 3.6(b) above, CyDex shall notify Sage as soon as reasonably practical whether it accepts Sage’s basis for rejection and Sage shall cooperate with CyDex in determining whether such rejection was necessary or justified. If the parties are unable to agree as to whether a shipment of Captisol supplied by CyDex or its Third-Party Manufacturer hereunder meets the Specifications, such question shall be submitted to an independent quality control laboratory mutually agreed upon by the parties. The findings of such independent laboratory shall be binding upon the parties. [***].

(d) Return or Destruction of Rejected Shipments. Sage may not return or destroy any batch of Captisol until it receives written notification from CyDex that CyDex does not dispute that the batch fails to meet the Specifications. CyDex will indicate in its notice either that Sage is authorized to destroy the rejected batch of Captisol or that CyDex requires return of the rejected Captisol. Upon written authorization from CyDex to do so, Sage shall promptly destroy the rejected batch of Captisol and provide CyDex with written certification of such destruction. Upon receipt of CyDex’s request for return, Sage shall promptly return the rejected batch of Captisol to CyDex. [***].

(e) Refund or Replacement. Sage shall not be required to pay any invoice with respect to any shipment of Captisol properly rejected pursuant to this Section 3.6. Notwithstanding the foregoing, Sage shall be obligated to pay in full for any rejected shipment of Captisol that is not returned or destroyed in accordance with Section 3.6(d) above and that is subsequently determined to meet the Specifications in all material respects, irrespective of whether Sage has already paid CyDex for a replacement shipment. If Sage pays in full for a shipment of Captisol and subsequently properly rejects such shipment in accordance with this Section 3.6, Sage shall be entitled, upon confirmation that such shipment failed to meet the Specifications in all material respects, either, at Sage’s option: (i) to a refund or credit equal to the purchase price paid with respect to such rejected shipment (including without limitation, taxes paid and shipping expenses); or (ii) to require CyDex to promptly replace and deliver to Sage an amount of Captisol that conforms to the requirements of this Agreement to replace such rejected shipment at no additional cost to Sage. Sage acknowledges and agrees that, except for the indemnification obligations set forth in Section 10 below, Sage’s rights to a refund or credit for or to receive replacement of properly rejected shipments of Captisol hereunder shall be Sage’s sole and exclusive remedy, and CyDex’s sole obligation, with respect to non-conforming Captisol delivered hereunder.

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(f) Exceptions. Sage’s rights of rejection, return, refund and replacement set forth in this Section 3.6 shall not apply to any Captisol that is non-conforming due to damage (i) caused by Sage, its Affiliates or Sublicensees or their respective employees or agents, including but not limited to, misuse, neglect, improper storage, transportation or use beyond any dating provided or (ii) that occurs after delivery of such Captisol to the carrier at the point of origin, including but not limited to any damage caused thereafter by accident, fire or other hazard and CyDex shall have no liability or responsibility to Sage with respect thereto.

(g) Inspections. Authorized representatives of Sage shall be permitted to inspect those portions of all CyDex and Third-Party Manufacturer facilities that are used to manufacture, prepare, process, store or conduct testing of Captisol on an annual basis (scheduled at least [***] in advance) during the term of this Agreement. Such representatives shall comply with the applicable rules and regulations for workers at such facilities and shall enter into reasonable confidentiality and non-use agreements if so requested by CyDex. Such audits shall be conducted in a manner that is intended to minimize any disruption to the operations at such facilities. CyDex shall promptly address and correct any deficiencies from [***] identified in connection with such inspections.

3.7 Incoterms Delivery. All Captisol shall be delivered [***] CyDex’s production point or storage facilities.

4.	Compensation.

4.1 Pricing.

(a) Captisol Purchase Price Increases and Quanta. CyDex reserves the right to increase such purchase prices set forth in Exhibit A on each January 1 during the Term, upon no less than [***] written notice to Sage, [***].

(b) Shortfall Reimbursement (Take or Pay). If Sage fails to order for the [***] a quantity of Commercial Grade Captisol to be delivered during such [***] (or within [***] after the firm purchase order is placed) that is equal to or greater than the quantity of Commercial Grade Captisol Sage is obligated to purchase pursuant to the applicable Detailed Forecast (the difference between the quantity of Commercial Grade Captisol Sage is obligated to purchase in [***] pursuant to the applicable Detailed Forecast and the amount of Commercial Grade Captisol that Sage actually orders for delivery in [***] (or within [***] after the firm purchase order is placed), the “Shortfall”), then Sage shall pay CyDex [***] of the purchase price hereunder for the Shortfall amount and shall not be entitled to receive delivery of such Shortfall amount. This Section 4.1(b) is based on the time stated for delivery in the original order, as opposed to the time delivery is actually made.

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(c) Compound Supplies. For clarity, Sage or its Contract Manufacturers shall at their cost arrange for supplies of the Compound and for all other items and services needed in connection with the manufacture and commercial delivery of Licensed Products.

4.2 Invoicing; Payment. CyDex shall invoice Sage upon shipment of each order of Captisol. All invoices shall be sent to the address specified in the applicable purchase order, and each invoice shall state the purchase price for Captisol in such shipment, plus any insurance, taxes, shipping costs or other costs incidental to such purchase or shipment initially paid by CyDex but to be borne by Sage hereunder; provided, however, that if such insurance, taxes, shipping costs or other costs incidental to such purchase or shipment initially paid by CyDex but to be borne by Sage are not known at the time CyDex invoices Sage for the purchase price for the Captisol ordered by Sage, CyDex may invoice such costs at a later date.

4.3 Payments. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Payment of CyDex’s invoices shall be made within [***] of Sage’s receipt of such invoices except in the event of a good faith rejection of a shipment of Captisol in accordance with this Agreement, in which event payment shall be made promptly after such shipment is determined to comply with the requirements of this Agreement, if applicable. Unpaid balances shall accrue interest, from due date until paid, at a rate equal to [***], CyDex may, in addition to any other rights or remedies it may have, refuse to ship Captisol hereunder except upon payment by Sage in advance.

4.4 Taxes. All amounts due hereunder exclude all applicable sales, use, and other taxes, and Sage will be responsible for payment of all such taxes (other than taxes based on CyDex’s income), fees, duties, and charges, and any related penalties and interest, arising from the payment of amounts due under this Agreement. Sage shall make all payments to CyDex under this Agreement free and clear of, and without reduction for, any withholding taxes; any such taxes imposed on payments of amounts to CyDex hereunder will be Sage’s sole responsibility. Sage shall indemnify and hold CyDex harmless from any and all such taxes and any actions brought against CyDex by any taxing authority with respect to such taxes. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of payments made by Sage to CyDex under this Agreement. To the extent Sage is required to withhold taxes on any payment to CyDex, Sage shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as CyDex may reasonably request, to establish that such taxes have been paid. CyDex shall provide Sage any tax forms that may be reasonably necessary in order for Sage to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. CyDex shall use reasonable efforts to provide any such tax forms to Sage at least [***] before the due date for any payment for which CyDex desires that Sage apply a reduced withholding rate. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.

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5.	Representations and Warranties.

5.1 [***].

5.2 Representations and Warranties. The provisions of Section 9.1 (Mutual Representations and Warranties) and Section 9.2 (CyDex Representation) of the Commercial License Agreement are incorporated herein by reference as if fully set forth herein, with references therein to “this Agreement” being understood to refer to this Supply Agreement rather than to the Commercial License Agreement.

5.3 Disclaimer. The warranties set forth in this Section 5 are provided in lieu of, and each party hereby disclaims, all other warranties, express and implied, relating to the subject matter of this Agreement or Captisol, including but not limited to the implied warranties of merchantability and fitness for a particular purpose, title and non-infringement of third party rights.

6.	CONFIDENTIALITY.

6.1 Definition. Sage and CyDex each recognizes that, during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 6. Neither Sage nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and which is obviously Confidential Information, or which is designated in writing by the Disclosing Party as “Confidential” (or equivalent), or which when disclosed orally is declared to be confidential by the Disclosing Party and confirmed in a writing delivered to the Receiving Party within [***] of such disclosure, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package, and Sage’s Confidential Information includes Sage Patents and Sage Know-How.

6.2 Obligation. CyDex and Sage agree that they will disclose Confidential Information received from the other to its (or its respective parent’s) own officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent, and any such disclosure to a Third Party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 6. The party which disclosed Confidential Information of the other to any Third Party shall be responsible and liable for any disclosure or use by such Third Party (or its disclosees) which would have violated this

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Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Unless otherwise specified in this Agreement and subject to terms and conditions in this Agreement, if so requested by the other party a party shall promptly return all relevant records and materials in its possession or control containing or embodying the other party’s Confidential Information (including all copies and extracts of documents); provided, however, that each party may retain one archival copy (and such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems) of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

6.3 Exceptions. The use and non-disclosure obligations set forth in this Section 6 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by appropriate documentation:

(i) at the time of disclosure is in the public domain;

(ii) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party or its disclosees;

(iii) is independently developed by Receiving Party personnel with no reference or access to the Confidential Information; or

(iv) is made available to the Receiving Party by an independent third party without obligation of confidentiality, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder.

In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the Securities and Exchange Commission, or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.

6.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 6, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 6, the Disclosing Party shall be entitled to seek temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.

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6.5 Third Party Information. The parties acknowledge that the defined term “Confidential Information” shall include not only a disclosing party’s own Confidential Information but also Confidential Information of a Third Party which is in the possession of a disclosing party.

Sage acknowledges that CyDex’s Confidential Information includes information developed by [***] that is confidential to both CyDex and [***]. In so far as Confidential Information of [***] is disclosed, [***] is a third-party beneficiary of this Section 6 of this Agreement and may enforce it or seek remedies pursuant to it in accordance with its terms.

Sage agrees not to disclose to CyDex any Confidential Information of a Third Party which is in the possession of Sage, unless CyDex has given an express prior written consent (which specifies the owner of such Confidential Information) to receive such particular Confidential Information. If CyDex refuses to provide such consent, then any obligation of Sage to provide such information to CyDex under this Agreement shall be deemed waived by CyDex.

6.6 Public Announcements. The parties will mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable Law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other party. Before any such public announcement, the party wishing to make the announcement will submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon.

7.	Indemnification.

7.1 By CyDex. CyDex shall defend, indemnify and hold Sage and its Affiliates and Sublicensees, and each of their respective directors, officers, agents and employees, harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by Sage as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex and its Affiliates (including without limitation, the sale of Captisol by CyDex to Sage hereunder); (b) infringement of any person’s intellectual property rights in Captisol per se; (c) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Sections 5.1 and 5.2 and (d) CyDex’s negligence or misconduct.

7.2 By Sage. Sage shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers, agents and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or

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offering for sale of the Licensed Product by Sage, its Affiliates and Sublicensees; (b) any acts or omissions by Sage in connection with pre-clinical studies and clinical studies of actual or potential Licensed Products; (c) infringement of any person’s intellectual property rights in connection with the subject matter of this Agreement (other than intellectual property rights in Captisol per se); (d) Sage’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 5.2 and (e) Sage’s negligence or misconduct.

7.3 Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 7 shall also be reimbursed by the Indemnifying Party.

7.4 Procedure.

(a) The person intending to claim indemnification under this Section 7 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification, and a reasonable explanation of the basis for the Claim and the amount of alleged Losses to the extent of the facts then known by the Indemnified Party. (Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency.) The Indemnifying Party shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that if the Indemnifying Party assumes the defense, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the sole cost and expense of the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them. And provided further that, if the Indemnifying Party shall fail to assume the defense of and reasonably defend such Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party.

(b) The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.

(c) Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim.

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8.	Limitation of Liability.

EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 7 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCT OR USE (PURSUANT TO OR IN CONNECTION WITH THE RIGHTS GRANTED UNDER THIS AGREEMENT) OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO THE INDEMNIFICATION SPECIFICALLY PROVIDED IN SECTION 7 ABOVE, [***]. PROVIDED, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT CYDEX’S RIGHT TO TAKE ACTION TO ENFORCE THIS SUPPLY AGREEMENT TO COLLECT AMOUNTS THAT ARE PROPERLY DUE AND OWING UNDER ARTICLE 4 HEREOF. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN [***] AFTER SUCH PARTY HAS KNOWLEDGE OF THE LEGAL AND FACTUAL BASIS FOR SUCH CAUSE OF ACTION OR AFTER EXPIRATION OF THE APPLICABLE STATUTORY LIMITATIONS PERIOD, WHICHEVER IS SOONER. FOR AVOIDANCE OF DOUBT, THE PARTIES’ RESPECTIVE RIGHTS AND OBLIGATIONS WITH RESPECT TO ANY LIABILITY THAT MAY ACCRUE UNDER THE LICENSE AGREEMENT, ANY COMMERCIAL LICENSE AGREEMENT OR ANY SUPPLY AGREEMENT (OTHER THAN THIS AGREEMENT) OR IN CONNECTION WITH ACTIVITIES CONDUCTED PURSUANT TO OR CONTEMPLATED BY ANY SUCH AGREEMENTS SHALL BE DETERMINED PURSUANT TO THE TERMS OF THOSE AGREEMENTS AND NOT BY THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

9.	Term and Termination.

9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect unless and until terminated as set forth herein.

9.2 Termination for Breach.

(a) Notice. If either party believes that the other is in material breach of this Agreement, then the party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other party (the “Notified Party”). The Notified Party shall have [***] to cure such breach to the extent involving non-payment of amounts due hereunder, and [***] to either cure such breach for all other material breaches, or, if cure of such breach other than non-payment cannot reasonably be effected within such [***] period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing but in no event in excess of an additional [***] period. Following

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delivery of such a plan, the Notified Party shall diligently carry out the plan and cure the breach and the cure period shall be extended by the time period provided in such plan but in no event to exceed [***] from the date of any initial breach notice delivered under this Section 9.2.

(b) Failure to Cure. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 9.2, then the Non-Breaching Party may terminate this Agreement upon written notice to the Notified Party.

9.3 Termination with Commercial License Agreement. This Agreement shall automatically terminate upon the termination, for whatever reason, of the Commercial License Agreement.

9.4 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the termination of this Agreement shall survive the termination of this Agreement, including Sage’s obligation to pay CyDex sums due in respect of Captisol shipped before termination of this Agreement. And, such termination shall not relieve either party from obligations that are expressly indicated to survive termination of this Agreement. Sections 2.2 (Purchase Commitment) (final two sentences only), 3.4 (Modified Specifications) (final two sentences only), 3.6 (Control; Acceptance and Rejection), 4.1(b) (Shortfall Reimbursement (Take or Pay)), 4.3 (Payments), 4.4 (Taxes), 5.3 (Disclaimer), 6 (Confidentiality), 7 (Indemnification), 8 (Limitation of Liability), 9.4 (Survival), and 10 (General Provisions) shall survive termination of this Agreement. CyDex shall have the option, in its discretion, either to cancel all outstanding Captisol orders properly made before and pending at the time of termination or to honor and enforce all outstanding Captisol orders properly made before and pending at the time of termination.

10.	General Provisions.

10.1 Non-Solicitation. During the Evaluation Period and for a period of one year thereafter, neither party shall solicit any employee of the other party to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.

10.2 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other.

10.3 Compliance with Law. Each of the parties shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing product quality and safety and patent, copyright and trade secret protection.

10.4 Arbitration.

(a) Procedure. Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with

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the commercial arbitration rules of the American Arbitration Association then in effect, in Boston, Massachusetts. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Sage. If CyDex and Sage cannot agree on a single arbitrator within [***] after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Sage shall appoint an arbitrator, the two arbitrators shall appoint a third arbitrator, and the three arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within [***] after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 10.4(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

(b) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

(c) Interim Equitable Relief. Notwithstanding Section 10.4(a), but subject to the limitations set forth in Article 8, each party shall not be precluded from seeking equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests.

(d) Binding Effect. The provisions of this Section 10.4 shall survive any termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

10.5 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear [***].

10.6 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order or national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations),

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the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue and the time for performance shall be extended for a number of days equal to the duration of the force majeure.

10.7 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 10.7. Unless otherwise provided, all notices shall be sent:

If to CyDex, to:

CyDex Pharmaceuticals, Inc.

10513 W. 84th Terrace

Lenexa, KS 66214

Attention: President

Fax: (913) 685-8856

With a copy to:

General Counsel

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road

Suite 300

La Jolla, CA 92037

Fax: (858) 550-7272

If to Sage, to:

Sage Therapeutics, Inc.

29 Newbury Street, Suite 301

Boston, Massachusetts 02116

Attention: President

Fax: (617) 859-2891

With a copy to:

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Attention: Christopher Denn

Fax: (617) 523-1231

If sent by facsimile transmission, [***] shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, the [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.

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10.8 Use of Name; Publicity. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law or the rules of NASDAQ. The parties agree that a party may disclose this Agreement’s existence and terms, and material developments or material information generated under this Agreement, in (i) securities filings with the Securities and Exchange Commission (or equivalent foreign agency) to the extent required by law, or (ii) under conditions of confidentiality/nonuse in connection with investment and similar corporate transactions. Notwithstanding the above, once a public announcement has been made, either party shall be free to disclose to third parties any information contained in said public announcement. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text before such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

10.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without giving effect to any conflicts of law principles that require the application of the law of a different state).

10.10 Entire Agreement; Amendment. The Supply Agreement and all Exhibits attached hereto contain the entire agreement of the parties relating to the subject matter hereof and thereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex (and/or any of its Affiliates) and Sage (and/or any of its Affiliates) relating to the subject matter hereof and thereof; provided, that any confidentiality/nonuse provisions of any prior agreement are not superseded and will remain in effect in addition to the confidentiality/nonuse provisions hereof. This Agreement can not be amended except by way of an express writing signed by both parties.

10.11 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to, CyDex and Sage and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

10.12 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

10.13 Severability. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability;

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the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision). This Agreement shall not be invalidated by any future determination that any or all of the Licensed Patents have expired or been invalidated.

10.14 Assignment. Sage may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of CyDex, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sage may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without CyDex’s prior written consent. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement. Any assignment by Sage not in accordance with this Section 10.14 shall be void. CyDex has the right to assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party, without any requirement for consent of Sage provided that CyDex also assigns all of its right, title and interest in all assets, including without limitation, intellectual property rights, pertaining to its Captisol business to the same third party contemporaneous with the assignment of this Agreement.

10.15 Third Party Beneficiaries. Except for the rights of Indemnified Parties pursuant to Section 7 hereof, and subject to Section 6.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Sage or such Indemnified Party, and not Sublicensees.

10.16 Remedies Cumulative. Subject to the limitations set forth in Article 8 and Section 10.4, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity.

10.17 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.18 Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

10.19 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Supply Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:

Name:

Title:

SAGE THERAPEUTICS, INC.

By:

Name:

Title:

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EXHIBIT A: PURCHASE PRICES FOR CAPTISOL

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EXHIBIT C

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EXHIBIT D

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